                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]    Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Rule 14a-12

                              SCANVEC AMIABLE LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)      Title of each class of securities to which transaction applies:


      (2)      Aggregate number of securities to which transaction applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


      (4)      Proposed maximum aggregate value of transaction:


      (5)      Total fee paid:



[_]   Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1) Amount Previously Paid:


      (2) Form, Schedule or Registration Statement No.:


      (3) Filing Party:


      (4) Date Filed:

                                [GRAPHIC OMITTED]

            Scanvec Amiable Ltd. Two International Plaza, Suite #625, Philadelphia, Pennsylvania, USA 19113, Tel: 610-521-6300 Fax: 610-521-0111
--------------------------------------------------------------------------------

                              SCANVEC AMIABLE LTD.

                    NOTICE OF GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 5, 2004

TO THE SHAREHOLDERS OF
SCANVEC AMIABLE LTD.:

         Notice is hereby given that a General Meeting of the Shareholders of Scanvec Amiable Ltd. (formerly known as Scanvec Co (1990) Ltd.) (the "Company") will be held at the offices of the Company located at Two International Plaza, Suite 625, Philadelphia, Pennsylvania 19113 on August 5, 2004 at 10 a.m. for the following purposes:

1.  To elect five (5) non-independent directors of the Company.
2.  To elect one (1) independent director of the Company.
3.  To replace the Company's Articles of Association in their entirety.
4.  To approve compensation of the Company's Chairman.
5. To approve compensation of the directors not receiving a salary from the Company.
6.  To approve a cash bonus payment to the Company's Chairman.
7. To approve a cash bonus payment to the Company's Chief Executive Officer who also serves as a director.
8. To approve the appointment of Grant Thornton LLP as independent accountants of the Company for the year ending December 31, 2004 and to authorize the Board of Directors to fix the remuneration of such auditors and to further authorize the Board of Directors to delegate such authority to the Company's Audit Committee, all in accordance with Israeli law.
9. To receive management's report on the business of the Company for the year ended December 31, 2003 and the Company's Consolidated Balance Sheet at December 31, 2003 and the Consolidated Statement of Income for the year ended December 31, 2003.
10. To transact any other business that may properly come before the meeting.

         Shareholders of record at the close of business on July 8, 2004 will be entitled to notice of, and to vote at, the meeting or any postponements or adjournments thereof. Shareholders who do not expect to attend the meeting in person are requested to mark, date, sign and mail the enclosed proxy as promptly as possible in the enclosed postage-paid envelope. A list of shareholders of the Company as of the close of business on July 8, 2004 will be available for inspection during normal business hours for ten days prior to the General Meeting at the Company's office located at Atidim Industrial Park Building No. 1, Tel Aviv, 61581, Israel and at the Company's corporate headquarters located at Two International Plaza, Suite 625, Philadelphia, Pennsylvania 19113 United States of America.

         Shareholders are urged to complete and return their proxies promptly in order to, among other things, ensure action by a quorum and to avoid the expense of additional solicitation. If the accompanying proxy is properly executed and returned in time for voting, and a choice is specified, the shares represented thereby will be voted as indicated thereon. If no specification is made, the proxy will be voted in favor of each of the proposals described in this notice. A person giving a proxy has the power to revoke it, at any time before the proxy is voted, by written notice to the Secretary of the Company, by substitution of a new proxy bearing a later date or, for any shareholder who is present at the meeting, by withdrawing the proxy and voting in person.



                                            By Order of the Board of Directors,
                                            Scanvec Amiable Ltd.

                                            Mark Blundell
                                            Chairman
Date: July 14, 2004

                                 PROXY STATEMENT
                                ----------------

                              SCANVEC AMIABLE LTD.
                             TWO INTERNATIONAL PLAZA
                                    SUITE 625
                        PHILADELPHIA, PENNSYLVANIA 19113
                                     U.S.A.

                                ----------------

                         GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 5, 2004

         The enclosed proxy is being solicited by the board of directors (the "Board of Directors," or, the "Board") of Scanvec Amiable Ltd. (the "Company") for use at the Company's General Meeting of the Shareholders (the "Meeting") to be held on August 5, 2004, or at any adjournment thereof. Upon the receipt of a properly executed proxy in the form enclosed, the persons named as proxies therein will vote the ordinary shares, par value New Israeli Shekel ("NIS") 1.00 each, of the Company (the "Ordinary Shares") covered thereby in accordance with the directions of the shareholders executing the proxy. In the absence of such instructions, the Ordinary Shares represented thereby will be voted in favor of each of the proposals described therein.

         The proxy solicited hereby may be revoked at any time before the proxy is voted by means of a written notice delivered to the Secretary of the Company, by substitution of a new proxy bearing a later date or, by any shareholder who is present at the Meeting, by withdrawing the proxy and voting in person. The Company expects to solicit proxies principally by mail, but directors, officers and employees of the Company may solicit proxies personally or by telephone or facsimile without any additional compensation. The Company expects to send this proxy statement and the enclosed form of proxy to shareholders on or about July 14, 2004.

         The Company will bear the cost of the preparation and mailing of its proxy materials and the solicitation of proxies. Copies of solicitation materials will be furnished to brokerage firms, nominees, fiduciaries and other custodians for forwarding to their principals, and the reasonable fees and expenses of such forwarding agents will be borne by the Company. Only holders of record of Ordinary Shares at the close of business on July 8, 2004 are entitled to notice of, and to vote at, the Meeting. On July 8, 2004, 6,770,000 Ordinary Shares were outstanding and entitled to vote. Each Ordinary Share is entitled to one vote on each matter to be voted at the Meeting. The Company presently has no other class of stock outstanding and entitled to vote at the Meeting.

         The Company's Articles of Association do not permit cumulative voting for the election of directors or for any other purpose. The holders of, in the aggregate, at least 33% of the outstanding Ordinary Shares entitled to vote constitute a quorum for the Meeting. If a broker that is a record holder of Ordinary Shares does not return a signed proxy, the Ordinary Shares represented by such proxy will not be considered present at the Meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of Ordinary Shares does return a signed proxy, but is not authorized to vote on one or more matters (each such matter, a "broker non-vote"), the Ordinary Shares represented by such proxy will be considered present at the Meeting for purposes of determining the presence of a quorum.

         If a quorum is present, (i) non-independent directors of the Company will be elected by the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the election of directors at the Meeting, (ii) the independent director of the Company will be elected by the approval of (A) the majority of votes cast by shareholders present, in person or by proxy, and entitled to vote on the election of directors at the Meeting, which majority must include at least one-third of all votes of the non-controlling shareholders (See the discussion on Proposal No. 2 for a definition of "controlling shareholder"), or (B) the majority of votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting, provided that the total votes cast in opposition of such election or ratification by non-controlling shareholders does not exceed 1% of all the voting rights of the Company, (iii) the Amended Articles of Association will be adopted by the affirmative vote of a seventy five percent majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the adoption of the Amended Articles of Association at the Meeting, (iv) the compensation of the Company's Chairman will be approved by the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of the Chairman's compensation at the Meeting, (v) the compensation of the Company's non-salaried directors will be approved by the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of the non-salaried directors' compensation at the Meeting, (vi) the cash bonus payment to the Company's Chairman will be approved by the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of the Chairman's cash bonus payment at the Meeting,
(vii) the cash bonus payment to the Company's Chief Executive Officer who also serves as a director, will be approved by the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of the Chief Executive Officer's cash bonus payment at the Meeting, and (viii) the approval of the appointment of the auditors for the current fiscal year will be approved by the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of the appointment of the auditors at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of these votes.

                                 PROPOSAL NO. 1

                      ELECTION OF NON-INDEPENDENT DIRECTORS


         The Company's Articles of Association specify that the number of directors may be determined from time to time at the general meeting of the shareholders of the Company and shall not be less than two and not more than eight directors. The Company currently has five non-independent directors and two independent directors, Aliza Rotbard and Avi Heifetz.

         At the Meeting it is intended that five non-independent directors will be elected. The Board of Directors of the Company has nominated Mr. Mark Blundell, Dr. Ramon Harel, Mr. Lloyd Quartin, Mr. James Ward and Mr. Robert Yingling for election as directors to serve until the next General Meeting of the Shareholders or until the directors' earlier death, removal or resignation.

         All nominees have advised the Company that they will serve as directors if elected. In the absence of instructions to the contrary, the persons named in the enclosed proxy will vote the Ordinary Shares represented thereby "For" the election of the nominees listed below. If any of such nominees is unable to serve, the persons named in the proxy shall vote the Ordinary Shares for the election of such other nominees as the Board of Directors may propose.

       Election of each nominee by the shareholders requires the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting.

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES NAMED BELOW.

         The following table provides certain relevant information concerning the nominees to the Board of Directors, including their principal occupation during at least the past five years.

                                              NOMINEES FOR ELECTION

NOMINEE                             AGE                             PRINCIPAL OCCUPATION
-------                             ---                             --------------------
MR. MARK BLUNDELL                   46     Mr. Blundell has seen self-employed as an independent consultant since
                                           November 2002. He was President and Chief Executive Officer of New
                                           Paradigm, an enterprise software company, from 1992 until October
                                           2002. Prior to that he was Chief Executive Officer of the London
                                           Futures & Options Exchange, from 1988 to 1991. He holds an M.A. in
                                           Politics, Philosophy and Economics from the University of Oxford.


DR. RAMON HAREL                     75     Dr. Harel has served as the Chief Executive Officer of the Company since March 2000 and he also served as the President from March 2000 through February 2002. He has been a director of the Company since its inception in July 1990. He served as the Chairman of the Company from
                                           1990 through 1998. He served as the Chief Executive Officer of the
                                           Company from 1995 to 1997 and as Chief Financial Officer of the
                                           Company from inception to 1995. Dr. Harel was the Director General of
                                           Israel's Transport Ministry from 1969 to 1972 and served as Executive
                                           Vice President of the Israel Discount Bank from 1972 to 1975. From
                                           1978 to 1983, Dr. Harel was the Director General of the Israel
                                           Airports Authority. Dr. Harel holds a Ph.D. in Economics from Harvard
                                           University.

MR. JAMES WARD                      62     Mr. Ward is President of Ward & Associates, a sales, marketing and distribution consulting firm. Prior to that he was President of the wallcovering division of GenCorp from 1989 to 1997 and Vice President from 1986 to 1989. He attended Ohio State University.

MR. LLOYD QUARTIN                   58     Mr. Quartin has been self-employed managing a retail business since
                                           November 2000.  Mr. Quartin was a founder of the record company, Turn up the Music, where he acted as Chairman from 1994 until October
                                           2000.  He continues to serve as a director of that company. Prior to that he was Chairman of Unique Sales, a manufacturer's representative company in the textile industry.

MR. ROBERT YINGLING                 42     Mr. Yingling is the Chief Financial Officer of Duncan Capital LLC, a
                                           New York city-based investment merchant bank, from March 2004 until
                                           June 30, 2004. From March 2003 to February 2004, he was Director of
                                           Finance of Smiths Group plc, a diversified UK engineering company.
                                           During 2001 and 2002, Mr. Yingling was an independent consultant to media and technology companies. From January 1999 to April 2001, he was CFO of BigStar Entertainment, Inc. Mr. Yingling received an
                                           M.B.A. from the Columbia Business School and graduated from Lehigh
                                           University with a B.S. in Accounting. He is a Certified Public
                                           Accountant and a member of the American Institute of Certified
                                           Public Accountants and the New York State Society of CPAs.

                                 PROPOSAL NO. 2

                        ELECTION OF INDEPENDENT DIRECTOR


         At the Meeting, one independent director is to be elected. The Board of Directors of the Company has nominated Ms. Charna Fuchs for election as an independent director to serve for a period of three years or until her earlier death, removal or resignation. A description of Israeli law regarding independent directors is set forth below.

         Ms. Aliza Rotbard was appointed in August 1998 to the Board of Directors as an independent director under the provisions of the Israeli Company Ordinance 1983 and was ratified as an independent director under the provisions of the Israeli Companies Law, 1999 (the "Israeli Companies Law") by the Company's shareholders in 2002. According to the Israeli Companies Law, her term will expire in August 2004 and is non-renewable. The Company's Board of Directors has nominated Ms. Fuchs for election as an independent director to serve for a period of three years. Ms. Fuchs has signed an affidavit attesting to her suitability to serve as an independent director, which affidavit is held at the offices of the Company.

         Ms. Fuchs has advised the Company that she will serve as a director if elected. In the absence of instructions to the contrary, the persons named in the enclosed proxy will vote the Ordinary Shares represented thereby "For" the election of Ms. Fuchs. If Ms. Fuchs is unable to serve, the persons named in the proxy shall vote the Ordinary Shares for the election of such other nominees as the Board of Directors may propose.

         Election of Ms. Fuchs by the shareholders requires (A) the affirmative vote of a majority of votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting, which majority must include at least one-third of all votes cast by the non-controlling shareholders or (B) the affirmative vote of a majority of votes cast by shareholders present, in person or by proxy, and entitled to vote for the election of directors at the Meeting, provided that the total votes cast in opposition of such election or ratification by non-controlling shareholders does not exceed 1% of all the voting rights of the Company.

         Under Israeli law, for the purposes of electing independent directors, a controlling shareholder is defined as any shareholder who has the power to direct the operations of a company, other than solely in its capacity as director or officeholder; with a presumption that a person is a controlling shareholder if he holds more than half of any type of control mechanism in the company. A control mechanism is defined as voting rights, and/or the right to appoint directors or the General Manager of the company. Where two or more shareholders have entered into a voting agreement, then for the purposes of this definition, their shareholdings are aggregated. Thus, the classification of a "controlling shareholder" will depend on the circumstances of the company and the distribution of the "controlling right."


       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" MS. FUCHS.

         The table set forth below provides certain relevant information concerning Ms. Fuchs, including her principal occupation during at least the past five years.

CHARNA FUCHS                        52     Ms. Fuchs is a partner in the law office of Faust Roy Mangold &
                                           Fuchs, LLP in White Plains, New York, and has been affiliated with the firm for approximately ten years.  In the course of her practice of matrimonial law for over 20 years, and as an integral element of her litigation practice, Ms. Fuchs regularly appears before the courts of the State of New York and reviews business and professional valuations and financial statements.  Ms. Fuchs is member of the
                                           Hadassah women's organization and various bar associations. She received a B.A. degree from New York University and a Juris Doctor degree from New York Law School.

AVI HEIFETZ                         61     Mr. Heifetz was elected as an independent director in December
                                           2002.  He is the founder and CEO of A. Heifetz and Co. which he founded in 1988.  The company is an Israeli based investment and financial management consulting firm.  A. Heifetz and Co.
                                           is the managing company of A. Heifetz Technologies Ltd., an investment company with a portfolio of over thirty diverse technology companies.  Mr. Heifetz served as senior vice
                                           president of Leumi & Co. from 1980 to 1988.  Mr. Heifetz was the Managing Director of Economics and Planning Department of
                                           the Ministry of Transportation in Israel from 1975 to 1980.
                                           Prior to 1975, Mr. Heifetz served as a project manager for the
                                           World Bank and financial consultant to the Israel Discount
                                           Bank.  Mr. Heifetz holds an M.A. in Economics and an M.B.A.
                                           from Hebrew University.

DESCRIPTION OF ISRAELI LAW REGARDING INDEPENDENT DIRECTORS

         The Israeli Companies Law, requires Israeli companies with securities that have been offered to the public in or outside of Israel to elect two independent directors. No person may be appointed as an independent director if the person or the person's relative, partner, employer or any entity under the person's control, has or had, on or within the two years preceding the date of the person's appointment to serve as independent director, any affiliation with the company or any entity controlling, controlled by or under common control with the company. The term "affiliation" under the Israeli Companies Law includes:

         o  an employment relationship;

         o a business or professional relationship maintained on a regular basis;

         o  control of the company; and

         o  service as an office holder.

         No person may serve as an independent director if the person's position or other business activities create, or may create, a conflict of interest with the person's responsibilities as an independent director or may otherwise interfere with the person's ability to serve as an independent director.

         The initial term of an independent director is three years and may be extended for an additional three-year period. Independent directors may be removed only by the same percentage of shareholders as is required for their election, or by a court, and then, only if the independent directors cease to meet the statutory qualifications for their appointment or if they violate their duty of loyalty to the company. Each committee of a company's board of directors must include at least one independent director and all independent directors must be members of the company's audit committee.

INDEPENDENT DIRECTORS

         Ms. Aliza Rotbard has served as an independent director of the company since August 1998. Her term will expire in August 2004 and is non-renewable. Ms. Fuchs has been nominated to replace her.

         Mr. Avi Heifetz was elected in December 2002 to serve a three year term as an independent director.

                                 PROPOSAL NO. 3

                     REPLACEMENT OF ARTICLES OF ASSOCIATION


         The Company's existing Articles of Association were adopted by our shareholders at or around the formation of the Company in 1990. Due to changes in Israel's business and legal environment and the entering into effect of the new Israeli Companies Law as of February 1, 2000, the Articles are outdated, and the Company believes that they do not provide it or its shareholders with the flexibility required to conduct the Company's operations in the most efficient and productive manner. It is therefore proposed to amend and replace the Articles in their entirety in the form attached hereto as Appendix A (the proposed amended articles of association shall hereinafter be referred to as the "Amended Articles of Association").

         The material changes resulting from the new Israeli Companies Law reflected in the proposed Amended Articles of Association are as follows:

         1. The Company is authorized to exempt in advance an "Office Holder" (as defined in the Companies Law) from all or any of his or her liability for damages in consequence of a breach of his or her duty of care to the Company.

         2. The Company may enter into a contract for the insurance of its Office Holders against (i) a breach of the duty of care owed to the Company or a third party, (ii) a breach of the fiduciary duty owed to the Company, provided that the Office Holder acted in good faith and had reasonable grounds to believe that his or her action would not harm the Company's interests; and (iii) a monetary liability imposed on him or her in favor of a third party, for an act that he or she performed by virtue of being an Office Holder of the Company.

         3. The Company is authorized to undertake or to give an undertaking in advance to indemnify an Office Holder for an obligation or expense, imposed on him or her in consequence of an act done in his or her capacity as an Office Holder.

         4. With the exception of resolutions which require the affirmative vote of a special majority pursuant to the Companies Law, all other resolutions shall be passed by an ordinary majority.

         5. To the extent permitted by the Companies Law, the Board will have the ability to declare dividends (in cash or in kind) to shareholders without shareholder approval.

         6. The quorum for a shareholders meeting will be the minimum quorum required under applicable law.

         The foregoing comparison is qualified in its entirety by reference to the Company's proposed Amended Articles of Association, which are attached hereto as Appendix A and the Company's current Articles of Association, which are attached hereto as Appendix B.

         The shareholders of the Company are requested to adopt the following resolution:

         RESOLVED, TO APPROVE AND ADOPT THE AMENDED ARTICLES OF ASSOCIATION OF THE COMPANY, ATTACHED HERETO AS APPENDIX A, WHICH SHALL REPLACE THE COMPANY'S CURRENT ARTICLES OF ASSOCIATION IN THEIR ENTIRETY.

         Approval of this Proposal by the shareholders requires the affirmative vote of a special majority of seventy five percent (75%) of the votes cast by shareholders present, in person or by proxy, and entitled to vote for the replacement of the Company's Articles of Association.


THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF AMENDED ARTICLES OF ASSOCIATION.

                                 PROPOSAL NO. 4

                APPROVAL OF THE COMPANY'S CHAIRMAN'S COMPENSATION


         Each of the Company's Audit Committee of the Board of Directors (the "Audit Committee") and the Board of Directors has approved the payment of an annual salary of $75,000 to the Company's Chairman, Mr. Mark Blundell, and that said compensation commence retroactively as of April 7, 2004.


         The shareholders of the Company are requested to adopt the following resolution:


         RESOLVED, THAT AN ANNUAL SALARY OF $75,000 FOR THE COMPANY'S CHAIRMAN, MR. MARK BLUNDELL, SUCH ANNUAL SALARY COMMENCING RETROACTIVELY AS OF APRIL 7, 2004, IS HEREBY APPROVED.



         The approval of this Proposal requires the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of the annual salary of the Chairman.


         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RESOLUTION APPROVING THE CHAIRMAN'S ANNUAL SALARY.


                              CHAIRMAN COMPENSATION

The following table summarizes the Chairman's compensation for which the Company has requested shareholder approval pursuant to Proposal 4:

--------------------------------------------------- ----------------------------
                  Name and Position                       Dollar Value ($)
--------------------------------------------------- ----------------------------
Mr. Mark Blundell (Director)                                 $75,000
--------------------------------------------------- ----------------------------
Non-Executive Director Group                                 $75,000
--------------------------------------------------- ----------------------------

                                 PROPOSAL NO. 5

              APPROVAL OF THE NON-SALARIED DIRECTORS' COMPENSATION

Under Israeli law, subject to certain conditions, the Company is entitled to pay its independent directors a fee relative to the fee it pays its "other directors," provided that it has at least two "other directors." Additionally, upon the appointment of a new independent director, the compensation terms of the independent director serving on the Board of Directors at the time of such appointment may be improved to be the same as the compensation terms of the new independent director. The Company is proposing to pay its new independent director, Ms. Fuchs, the same compensation as it proposes to pay its "other directors" and upon the appointment of Ms. Fuchs, to improve the compensation it is currently paying Mr. Heifetz, to be the same as the compensation terms of Ms. Fuchs.

Israeli Companies Regulation (Rules for the Payment of Remuneration and Expenses of Outside Directors) 2002 defines "other directors" as directors who receive remuneration (other than securities) for their service as a director and are:
(i) not independent directors, (ii) not controlling shareholders (see discussion on Proposal No. 2 for a definition of "controlling shareholder"), (iii) do not hold an additional position with the Company or provide it with services on an ongoing basis, (iv) do not hold a position at or provide services on an ongoing basis to a company that is a controlling shareholder of the Company, and (v) do not hold a position at or provide services on an ongoing basis to a company that is controlled by a controlling shareholder of the Company. Messrs. Ward, Quartin and Yingling are considered "other directors" for this purpose.

Each of the Audit Committee and the Board of Directors has approved the payment of the following director fees to each director not receiving a salary from the Company (including its independent directors):

         (i) the sum of $1,000 per calendar quarter, commencing with the calendar quarter ended September 30, 2004 for such directors who are non-independent directors, and for the independent directors, commencing with the appointment of Ms. Fuchs as an independent director,

         (ii) the sum of $1,000 per meeting, for each director attending in person any regular or special meeting of the Board of Directors plus out-of-pocket expenses, inclusive of any adjournment thereof,

         (iii) the sum of $250 per meeting, for each director participating in, but not attending in person, any regular or special meeting of a committee of the Board of Directors plus out-of-pocket expenses, inclusive of any adjournment thereof; and

         (iv) the sum of $250 per written consent of the Board of Directors or a committee of the Board of Directors, for each director executing such consent.

         The shareholders of the Company are requested to adopt the following resolution:

         RESOLVED, THAT THE FOLLOWING DIRECTOR FEE PAYMENTS TO EACH DIRECTOR NOT RECEIVING A SALARY FROM THE COMPANY: (I) $1,000 PER CALENDAR QUARTER, COMMENCING WITH THE CALENDAR QUARTER ENDED SEPTEMBER 30, 2004 FOR SUCH DIRECTORS WHO ARE NON-INDEPENDENT DIRECTORS, AND FOR THE INDEPENDENT DIRECTORS, COMMENCING WITH THE APPOINTMENT OF MS. FUCHS AS AN INDEPENDENT DIRECTOR; (II) $1,000 PER MEETING PERSONALLY ATTENDED PLUS OUT-OF-POCKET EXPENSES TO ANY SUCH DIRECTOR ATTENDING ANY REGULAR OR SPECIAL MEETING OF THE BOARD OF DIRECTORS, INCLUSIVE OF ANY ADJOURNMENT THEREOF; (III) $250 PER MEETING PLUS OUT-OF-POCKET EXPENSES TO ANY SUCH DIRECTOR PARTICIPATING IN, BUT NOT ATTENDING IN PERSON, ANY REGULAR OR SPECIAL MEETING OF A COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY, INCLUSIVE OF ANY ADJOURNMENT THEREOF; AND (IV) THE SUM OF $250 PER WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF A COMMITTEE OF THE BOARD OF DIRECTORS, FOR EACH DIRECTOR EXECUTING SUCH CONSENT, ARE HEREBY APPROVED AND RATIFIED.

         The approval of this Proposal requires the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of the non-salaried director fees.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RESOLUTION APPROVING THE NON-SALARIED DIRECTORS' FEES.

         If each of the persons nominated pursuant to Proposals 1 and 2 are elected to the Board of Directors, the persons eligible for such compensation will be the independent directors, Ms. Fuchs and Mr. Heifetz and the non-independent directors, Messrs. Ward, Quartin and Yingling.

                                 PROPOSAL NO. 6

           APPROVAL OF A CASH BONUS PAYMENT TO THE COMPANY'S CHAIRMAN

         Each of the Company's Audit Committee and the Board of Directors has approved the payment of a cash bonus to Mr. Mark Blundell, Chairman, in the amount of $25,000.


         The shareholders of the Company are requested to adopt the following resolution:

         RESOLVED, THAT THE PAYMENT OF A CASH BONUS IN THE AMOUNT OF $25,000 TO THE COMPANY'S CHAIRMAN, MR. MARK BLUNDELL IS HEREBY APPROVED.



         The approval of this Proposal requires the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of the cash bonus payment to the Chairman.


         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RESOLUTION APPROVING THE PAYMENT OF THE CASH BONUS TO THE CHAIRMAN.

                                 PROPOSAL NO. 7

    APPROVAL OF A CASH BONUS PAYMENT TO THE COMPANY'S CHIEF EXECUTIVE OFFICER
                          WHO ALSO SERVES AS A DIRECTOR

         Each of the Company's Audit Committee and the Board of Directors has approved the payment of a cash bonus to Dr. Ramon Harel, the Company's Chief Executive Officer and director, in the amount of $75,000.

         The shareholders of the Company are requested to adopt the following resolution:

         RESOLVED, THAT THE PAYMENT OF A CASH BONUS IN THE AMOUNT OF $75,000 TO THE COMPANY'S CHIEF EXECUTIVE OFFICER, DR. RAMON HAREL S HEREBY APPROVED.

         The approval of this Proposal requires the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote on the approval of the cash bonus payment to the Chief Executive Officer


         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RESOLUTION APPROVING THE PAYMENT OF THE CASH BONUS TO THE CEO.


                                 BONUS PAYMENTS

The following table summarizes the bonus payments for which the Company has requested shareholder approval pursuant to Proposals 6 and 7:

---------------------------------------------- ---------------------------------
                  Name and Position                      Dollar Value ($)
---------------------------------------------- ---------------------------------
Dr. Ramon Harel (CEO)                                      $75,000 (1)
---------------------------------------------- ---------------------------------
Mr. Mark Blundell (Director)                               $25,000 (2)
---------------------------------------------- ---------------------------------
Executive Group                                              $75,000
---------------------------------------------- ---------------------------------
Non-Executive Director Group                                 $25,000
---------------------------------------------- ---------------------------------

(1) Dr. Harel is the only executive of the Company who would receive any compensation under Proposal 7.

(2) Mr. Blundell is the only non-executive director of the Company who would receive any compensation under Proposal 6.

                                 PROPOSAL NO. 8


                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         The firm of Grant Thornton LLP was appointed and served as the independent certified public accountants of the Company for the year ending December 31, 2003. Representatives of Grant Thornton LLP will attend the shareholder's meeting and will be available to answer shareholder questions.

         The Audit Committee has authorized the appointment of Grant Thornton LLP as the independent accountants of the Company for the year ending December 31, 2004. The Audit Committee believes that the selection of Grant Thornton LLP as independent accountants is appropriate and in the best interests of the Company and its shareholders. Subject to the authorization of the shareholders of the Company, the Audit Committee shall fix the remuneration of Grant Thornton.

         The shareholders of the Company are requested to adopt the following resolution:

         RESOLVED, THAT THE COMPANY'S AUDITORS, GRANT THORNTON LLP, BE AND THEY HEREBY ARE RE-APPOINTED AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004, AND THAT THE BOARD OF DIRECTORS, BE, AND IT HEREBY IS, AUTHORIZED TO FIX THE REMUNERATION OF SAID AUDITORS. THE BOARD OF DIRECTORS IS FURTHER EMPOWERED TO DELEGATE TO THE AUDIT COMMITTEE THE AUTHORITY GRANTED HEREUNDER TO FIX THE REMUNERATION OF THE COMPANY'S AUDITORS.

         The approval of this Proposal requires the affirmative vote of a majority of the votes cast by shareholders present, in person or by proxy, and entitled to vote for the appointment of the Company's independent accountants at the Meeting.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF GRANT THORNTON LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY.

         The report of Grant Thornton LLP on the Company's financial statements for the year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 2003 and 2002, and the subsequent interim period up to the date of this proxy statement, the Company did not consult with Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction, either completed or contemplated, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any other matters or events required to be reported pursuant to Item 304(a)(1)(iv) of Regulation S-B.

         On December 1, 2003, the Company dismissed Ernst & Young LLP ("E&Y") as its independent public accountants. The decision to dismiss E&Y was approved by the Company's Audit Committee and Board of Directors.

         The reports of E&Y on the Company's financial statements for the year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles.

            During the Company's fiscal year ended December 31, 2002 and the subsequent period up to the dismissal of E&Y, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

            The Company has provided E&Y with a copy of the foregoing disclosures and has requested that E&Y review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-B. Such letter was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 8, 2003.


AUDIT FEES

            The aggregate fees billed for professional services by the Company's independent accountants for the audit of the annual financial statements and quarterly review of financial statements included in the Company's Form 10-QSB(s) as well as services provided in connection with statutory or regulatory filings were:

         2002              $138,000
         2003              $139,000



AUDIT-RELATED FEES

            There were no aggregate fees billed for professional services during 2002 and 2003 by the Company's independent accountants for assurance and related services that are reasonably related to the performance of the audit of the Company's financial statements and are not reported under Audit Fees.

TAX FEES

            The aggregate fees billed for professional services by the Company's independent accountants for tax compliance, tax advice and tax planning were:

         2002              $ 55,000
         2003              $ 34,000

ALL OTHER FEES

            There were no aggregate fees billed for products and services during 2002 and 2003 by the Company's independent accountants and are not reported in any of the other categories in this section.

            The Company's Audit Committee pre-approved the 2003 Audit Fees in accordance with Rule 2-01 of Regulation S-X. The 2002 Audit Fees and Tax Fees for 2002 and 2003 were not pre-approved by the Company's Audit Committee since the work was performed prior to the current requirements prescribed by Rule 2-01 of Regulation S-X. All services to be performed by Grant Thornton LLP or any other independent auditor are currently required to be pre-approved by the Company's Audit Committee.

                                   ITEM NO. 9

               MANAGEMENT'S' REPORT ON THE BUSINESS OF THE COMPANY
                      FOR THE YEAR ENDED DECEMBER 31, 2003


         The Company is required to present and discuss at the Meeting the management's report on the business of the Company for the year ended December 31, 2003 and the Company's Consolidated Balance Sheet at December 31, 2003 and the Consolidated Statement of Income for the year then ended.

         No shareholder vote is required and none is requested.

GENERAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

         The Board of Directors of the Company met on six occasions in 2003. The audit committee met on four occasions in 2003. Each director attended at least 75% of the meetings of the Board of Directors and committees held during the period for which he or she was a director and the meetings of the audit committee on which he or she served during 2003.

NOMINATING COMMITTEE

         The Board of Directors has not appointed a nominating committee. The Board of Directors has determined that, given the Company's relatively small size, and that there have historically been few vacancies on the Board of Directors, the function of a nominating committee can be performed by the Board of Directors as a whole without unduly burdening the duties and responsibilities of the individual directors. The Board of Directors does not currently have a charter or written policy with regard to the nominating process. The nominations of the directors standing for election at the Meeting were unanimously approved by the Board of Directors.

         The Board of Directors evaluates each potential nominee in the context of the Board of Directors as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment. As determining the specific qualifications or criteria against which to evaluate the fitness or eligibility of potential director candidates is necessarily a dynamic and evolving process, the Board of Directors believes that it is not always in the best interests of the Company or its shareholders to attempt to create an exhaustive list of such qualifications or criteria. Appropriate flexibility is needed to evaluate all relevant facts and circumstances in context of the needs of the Company at a particular point in time. Accordingly, the Board of Directors reserves the right to consider those factors it deems relevant and appropriate, including the current composition of the Board of Directors, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In determining whether to recommend a director for re-election, the Board of Directors also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board of Directors. As a matter of practice when evaluating a potential director nominee, the Board of Directors considers the nominee's character, judgment, independence, financial or business acumen, diversity of experience and ability to represent and act on behalf of all shareholders.

         At this time, we do not have a formal policy with regard to the consideration of any director nominees recommended by our shareholders because historically we have not received such recommendations and the costs of establishing and maintaining procedures for the consideration of shareholder nominations would be unduly burdensome. Any recommendations received from shareholders will be evaluated in the same manner that potential nominees recommended by board members, management or other parties are evaluated. Any shareholder nominations proposed for consideration should include the nominee's name and qualifications for board membership and should be addressed to the Company at Two International Plaza, Suite 625, Philadelphia, Pennsylvania 19113, telephone number: 610-521-6300, facsimile number 610-521-0111.

         Our Board of Directors does not have a formal policy regarding attendance of directors at our General Meetings of Shareholders. Two of the seven members of our Board of Directors in 2003 attended our 2003 General Meeting of Shareholders.

SHAREHOLDER COMMUNICATIONS

         Shareholders wishing to contact the Board of Directors or a specified member or committee of the Board should send communications to the Company at Two International Plaza, Suite 625, Philadelphia, Pennsylvania 19113, telephone number: 610-521-6300, facsimile number 610-521-0111. All communications so received from shareholders of the Company will be forwarded to the members of the Board of Directors, or to a specific Board member or committee if so designated by the shareholder. A shareholder who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the director or to the appropriate committee chairman. All shareholders are also encouraged to communicate directly with both officers and directors at the Meeting regarding issues affecting the Company.


AUDIT COMMITTEE

         The current members of the Company's audit committee are Mr. Robert Yingling, Mr. Avi Heifetz and Ms. Aliza Rotbard. The Board of Directors has determined that Messrs. Yingling and Heifetz as well as Ms. Aliza Rotbard, qualify as "audit committee financial experts," as defined in item 401(e) of Regulation S-B.

         Under Israeli law, two independent directors are required in order to have an audit committee. Mr. Yingling is "independent" as described in Section 303.01(B)(2)(a) and (3) of the NYSE listing standards. In addition, Mr. Heifetz, Ms. Rotbard and Ms. Fuchs (who has been nominated to replace Ms. Rotbard) are "independent" as described in Section 303.01(B)(2)(a) and (3) of the NYSE listing standards and under Israeli law. The Board of Directors has not adopted a written charter for the audit committee.


AUDIT COMMITTEE REPORT

         The audit committee is responsible for providing general oversight with respect to the Company's auditors and the accounting principles employed in the Company's financial reporting. The audit committee monitors the Company's financial reporting process and internal control system, reviews and appraises the audit efforts of the Company's independent accountants and provides an avenue of communication among the independent accountants, financial and senior management and the Board of Directors. The audit committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP ("Grant Thornton"). The audit committee discussed with Grant Thornton matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee). Grant Thornton also provided to the audit committee the written disclosures required by Independence Standard Board Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed with Grant Thornton that firm's independence.

         Based on the audit committee's discussions with management and Grant Thornton, and the audit committee's review of management's representation and Grant Thornton's report to the audit committee, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.



                                   The Audit Committee of the Board of Directors

                                   Robert Yingling
                                   Aliza Rotbard
                                   Avi Heifetz

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth, as of July 8, 2004, the number of Ordinary Shares beneficially owned by (i) each shareholder known to the Company to be the beneficial owner more than 5% of the Ordinary Shares, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this proxy statement, and
(iv) all directors and executive officers as a group.

                                                                      Number of
                                                                       Shares           Percent of
                 Name and Address                                       Owned            Shares (%)
                 ----------------                                     ---------         -----------
                 Jim Chang (1)(2)(3)                                  1,171,000            17.3%
                 Dr. Ramon Harel (1)(4)(5)                            1,102,000            16.3%
                 Yuan Chang (1)(2)(3)                                   585,500             8.6%
                 Rockwood Group LLC (3)(6)(7)(8)                      1,726,500            25.6%
                 X Securities Ltd. (3)(6)(7)(9)                       1,726,500            25.6%
                 Y Securities Ltd. (3)(6)(7)(10)                      1,726,500            25.6%
                 Bridges & Pipes LLC (3)(6)                             367,956             5.4%
                 Avi Heifetz (11)                                        -0-                   *
                 Aliza Rotbard (11)                                      -0-                   *
                 Mark Blundell (1)                                       -0-                   *
                 James Ward (1)                                          -0-                   *
                 Lloyd Quartin (1)                                       -0-                   *
                 Robert Yingling (1)                                     -0-                   *
                 Charna Fuchs (1)                                        -0-                   *
                 Gerald J. Kochanski(1)(12)                              30,000                *
                 Dan Harel (1)                                           -0-                   *
                 All directors and executive officers as
                 a group (nine  persons)                              1,132,000             16.7%

--------------------------------------------------------------------------------
  * Represents less than 1% of the outstanding Ordinary Shares.

   (1) The address of such beneficial owner is c/o Scanvec Amiable Ltd., Two International Plaza, Suite #625, Philadelphia, PA, 19113, USA.

   (2)  Messrs. Jim Chang and Yuan Chang are brothers.

   (3) Number of Ordinary Shares owned obtained from Company's Stock Transfer Agent.

   (4)  Number of Ordinary Shares owned confirmed with shareholder.

   (5) Number of Ordinary Shares owned includes options to purchase 100,000 Ordinary Shares.

   (6) The address of such beneficial owner is 830 Third Avenue, New York, NY 10022

   (7) Mr. Dan Purjes is the Managing Member and Chairman of the Board of each of Rockwood Group LLC, X Securities Ltd. and Y Securities Ltd.

   (8) Includes direct beneficial ownership of 1,481,926 Ordinary Shares and indirect beneficial ownership of 81,525 Ordinary Shares owned directly by X Securities Ltd. and 163,049 Ordinary Shares owned directly by Y Securities Ltd.


   (9) Includes direct beneficial ownership of 81,525 Ordinary Shares and indirect beneficial ownership of 1,481,926 Ordinary Shares owned directly by Rockwood Group LLC and 163,049 Ordinary Shares owned directly by Y Securities Ltd..

   (10) Includes direct beneficial ownership of 163,049 Ordinary Shares and indirect beneficial ownership of 1,481,926 Ordinary Shares owned directly by Rockwood Group LLC and 81,525 Ordinary Shares owned directly by X Securities Ltd.

   (11) The address of such beneficial owner is c/o Scanvec Amiable Ltd., Atidim Industrial Park Building No. 1, Tel Aviv, 61581, Israel

   (12) Number of Ordinary Shares owned includes options to purchase 30,000 Ordinary Shares.

            On April 8, 2004, Yozma Venture Capital Ltd. ("Yozma"), Messrs. Yuchung Chu ("Chu"), Benjamin Givli ("Givli") and Yacha Sutton ("Sutton," and, together with Yozma, Chu and Givli, the "Selling Shareholders"), shareholders holding approximately 31% of the outstanding Ordinary Shares of the Company sold, in a series of private transactions (collectively, the "Sales"), an aggregate of 2,094,456 Ordinary Shares, comprising all of the Ordinary Shares then owned by the Selling Shareholders. The investors (each, an "Investor") who purchased such Ordinary Shares were Rockwood Group LLC, X Securities Ltd., Y Securities Ltd., Jolie Papier Ltd., and Bridges & Pipes LLC. Jolie Papier Ltd. subsequently sold all of its Ordinary Shares to Rockwood Group LLC. The number of Ordinary Shares currently owned by each Investor (other than Jolie Papier Ltd.) are included in the table above.

            The information regarding the beneficial ownership of Ordinary Shares by each of the Investors set forth in the table above is based on information contained in the statements on Schedule 13D filed by the Investors with the Securities and Exchange Commission on April 19, 2004, as amended on April 23, 2004.

            According to the Schedule 13Ds filed by the Investors, Bridges & Pipes LLC, Jolie Papier Ltd., Rockwood Group LLC, X Securities Ltd., and Y Securities Ltd. acquired their respective Ordinary Shares for aggregate purchase prices of $312,763, $468,400, $761,962, $69,296, and $138,591, respectively, and each Investor used available working capital to fund its purchase of Ordinary Shares.

            Prior to the Sales, Yozma had a contractual right to nominate two representatives to serve on the Company's Board of Directors. In addition, Yozma and Messrs. Givli and Sutton, together with another shareholder that did not participate in the Sales (collectively, the "Givli Group"), were parties to an agreement that provided, among other things, that each party would vote their Ordinary Shares together on all matters coming before the Company's shareholders. In connection with the Sales, four of the Company's seven Directors, Messrs. Yoav Doppelt, Benjamin Givli, Shmulik Aran and Mordechai Dabi, have appointed Messrs. Mark Blundell, Robert Yingling, James Ward, and Lloyd Quartin as substitute Directors to serve in their place until the Meeting can be held to appoint new Directors. Subsequent to the Sales, the Board of Directors appointed Mr. Blundell as Chairman of the Company. The Company is not aware of any arrangements, the operation of which may at a subsequent date result in a change of control of the Company.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The current executive officers of the Company are as follows:

Name                           Age    Position
----                           ---    --------
Dr. Ramon Harel (1)             75    Chief Executive Officer
Gerald J. Kochanski             51    Chief Financial Officer
Dan Harel                       36    Vice President, Marketing and Business
                                      Development

  (1) Dr. Harel ceased serving as the President of the Company in February 2002, and at that time Mr. Daffner became the President of the Company. Dr. Harel retained the title of CEO.

         Dr. Ramon Harel. For Dr. Harel's background, see "Election of
Directors."

         Gerald J. Kochanski. Mr. Kochanski has served as the Chief Financial Officer of the Company since April 2000 and a Vice President of the Company since January 1999. He was the Chief Financial Officer of Marketing Technologies, Inc. from 1991 to 1998. From 1988 to 1991, Mr. Kochanski was the U.S. Corporate Controller of Gist-brocades Food Ingredients Inc. He is a Certified Public Accountant and holds an M.B.A. with a Finance concentration and a B.S. in Accounting from LaSalle University in Philadelphia.

         Dan Harel. Mr. Harel currently serves as Vice President Marketing and Business Development. Mr. Harel rejoined the Company in October 2003, after having previously served in different roles for the Company from 1991 to 1996. From 1997 to 1999, he held the position of Vice President of Operations of Full Print, a large screen-printing, digital printing and sign-making manufacturer. From 2000 to 2002, Mr. Harel was the Director of Sales, Western Region, for Orsus Solutions. Mr. Harel holds a B.A. in Business Administration and Accounting from the College of Management in Tel Aviv. Dr. Harel and Mr. Harel are father and son.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning compensation paid with respect to the Chief Executive Officer and the other executive officers who were serving as such as of December 31, 2003, each of whose aggregate compensation for fiscal 2003 exceed $100,000, for services rendered in all capacities for the Company.

                                         Summary Compensation Table
                                         --------------------------

-----------------------------------------------------------------------------------------------------------

                                             -------------------------------------------     LONG-TERM
                                                        ANNUAL COMPENSATION                COMPENSATION
-----------------------------------------------------------------------------------------------------------
                                                                                            SECURITIES
NAME AND                                                                    OTHER ANNUAL    UNDERLYING
PRINCIPAL POSITION                YEAR        SALARY           BONUS        COMPENSATION    OPTIONS(#)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Dr. Ramon Harel (1)(3)(7)         2003       $150,000            -           $23,000(4)      100,000(5)
-----------------------------------------------------------------------------------------------------------
President/CEO                     2002       $150,000         $30,000        $23,000(4)      100,000(5)
-----------------------------------------------------------------------------------------------------------
                                  2001       $150,000            -                -               -
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Mr. David Daffner (2)(3)          2003        $97,885            -            $2,340(4)           -
-----------------------------------------------------------------------------------------------------------
President                         2002       $140,000         $14,000         $1,170(4)           -
-----------------------------------------------------------------------------------------------------------
                                  2001           -               -                -               -
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Mr. Gerald Kochanski(3)           2003       $120,000            -            $5,880(4)       30,000(6)
-----------------------------------------------------------------------------------------------------------
Vice President/CFO                2002       $120,000         $20,000         $5,880(4)       30,000(6)
-----------------------------------------------------------------------------------------------------------
                                  2001       $112,115            -                -               -
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Mr. Dan Harel (7) (8)             2003       $ 23,078            -                -               -
-----------------------------------------------------------------------------------------------------------
Vice President, Marketing
-----------------------------------------------------------------------------------------------------------
and Business Development
-----------------------------------------------------------------------------------------------------------






(1) Dr. Harel resigned his position as the President of the Company in February 2002, but retained his position as Chief Executive Officer of the Company.
(2) Mr. Daffner served as the Company's President from February 2002 until April 2003.
(3) Dr. Harel and Messrs. Daffner and Kochanski received bonuses in 2002. The Company does not have a formal Bonus plan. Discretionary bonuses for performance may be proposed by the Chief Executive Officer with approval by the Board of Directors.
(4)  These amounts represent living and/or automobile allowances.
(5)  Options are vested and exercise price is $1.00 per share.
(6)  Options are vested and exercise price is $1.38 per share.
(7)  Dr. Harel and Mr. Dan Harel are father and son.
(8)  Mr. Harel joined the company in October 2003.

                       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

----------------------------------------------------------------------------------------------------------------------------
                               SHARES                               NUMBER OF SECURITIES
                              ACQUIRED                             UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-THE-
                                ON                                 OPTIONS AT FISCAL 2003       MONEY OPTIONS AT FISCAL 2003
NAME                          EXERCISE         VALUE REALIZED              YEAR-END                       YEAR-END
----------------------------------------------------------------------------------------------------------------------------
                                                                EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------
Dr. Ramon Harel                   -                 -            100,000             -              (1)              -
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Mr. Gerald Kochanski              -                 -             30,000             -              (1)              -
----------------------------------------------------------------------------------------------------------------------------

(1) At the end of fiscal 2003 there were no in-the-money options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Mark Blundell is the Chairman of the Company's Board of Directors. The shareholders have been asked to vote on a proposal to approve a $75,000 annual salary for Mr. Blundell retroactive to April 7, 2004 and to approve a $25,000 cash bonus.

Dr. Ramon Harel is the Chief Executive Officer and a director of the Company. The shareholders have been asked to vote on a proposal to approve a $75,000 cash bonus for Dr. Harel.

The shareholders have been asked to approve a proposal to compensate directors not receiving a salary from the Company on a quarterly basis and for attendance at meetings of the Board of Directors and committees of the Board of Directors. If the proposal is approved by the shareholders, directors not receiving a salary would be paid (i) $1,000 per calendar quarter beginning with the quarter ending September 30, 2004 for such directors who are non-independent directors, and for the independent directors, commencing with the appointment of Ms. Fuchs as an independent director, (ii) $1,000 plus reasonable out-of-pocket expenses for each regular or special meeting of the Board of Directors attended in person, (iii) $250 plus reasonable out-of-pocket expenses for each regular or special meeting of any committee of the Board of Directors such director participated in but did not attend in person, and (iv) $250 for each written consent of the Board of Directors or committee of the Board of Directors executed by such person. If each of the persons nominated herein are elected to the Board of Directors, the persons eligible for such compensation would be Ms. Fuchs and Messrs. Heifetz, Ward, Quartin and Yingling.


REMUNERATION OF DIRECTORS

         In 2003, the non-employee directors, Aliza Rotbard and Avi Heifetz received a stipend of $1,000 per quarter and $290 for each Board of Directors or committee meeting the director attended in person. In addition, the Company reimbursed non-employee directors for reasonable travel expenses for attending Board of Directors or committee meetings. Mr. Givli received a salary of $55,000 for his services as Chairman.

Employment Agreement with Dr. Ramon Harel
-----------------------------------------

         On September 5, 2000, Scanvec Amiable, Inc. (formerly known as Amiable Technologies, Inc.), a wholly-owned subsidiary of the Company, entered into an employment agreement with Dr. Ramon Harel. The employment agreement, which had been extended until December 31, 2002, has been further amended such that there is no specified termination date. Under the employment agreement, Dr. Harel is entitled to a base salary of $150,000 per year. The Board of Directors of the Company has the discretion to grant Dr. Harel a performance bonus in addition to his base salary. The employment agreement is terminable by either Dr. Harel or Scanvec Amiable Inc. for any reason upon 60 days' notice. However, if Scanvec Amiable Inc. terminates Dr. Harel's employment without cause, it is obligated to pay him his regular salary during the 60 day notice period and in addition pay him severance equal to three months' salary. If Scanvec Amiable Inc. dismisses Dr. Harel for cause, it will not be obligated to pay him any severance. The employment agreement also contains provisions relating to assignment of inventions, non-disclosure of proprietary information and non-competition and non-solicitation of customers for a period of 12 months following termination of his employment contract.

Employment Agreement with Gerald J. Kochanski
---------------------------------------------

         On October 26, 1999, Scanvec Amiable Inc. entered into an employment agreement with Gerald J. Kochanski for Mr. Kochanski to serve as the Vice President of Operations of Scanvec Amiable Inc. The term of the employment agreement commenced on September 1, 1999 and has no specified termination date. On April 1, 2000, Mr. Kochanski's employment agreement was amended to provide that Mr. Kochanski will serve as the Chief Financial Officer and the Vice President of Operations of Scanvec Amiable Inc. On April 1, 2002, Scanvec Amiable Inc. amended Mr. Kochanski's employment agreement such that Mr.

Kochanski will serve as the Chief Financial Officer and Vice President, Finance, of Scanvec Amiable Inc. Under the amended agreement, Mr. Kochanski is entitled to a base salary of $120,000. The Chief Executive Officer of the Company has the discretion to grant Mr. Kochanski a performance bonus subject to the approval of the Board of Directors of the Company. The employment agreement is terminable by either party upon 60 days' notice for any reason, but Scanvec Amiable Inc. is obligated to continue to pay him his regular salary during such 60 day period. However, if Scanvec Amiable Inc. terminates Mr. Kochanski's employment with Scanvec Amiable Inc. without notice, for cause, it will not be obligated to pay him his regular salary during such 60 day period nor any severance. The employment agreement provides that if Mr. Kochanski is forced to leave or changes his position in Scanvec Amiable Inc. due to change in control of the shareholders or restructuring of Scanvec Amiable Inc., Mr. Kochanski will be entitled to receive three months of severance pay, in addition to his regular salary during the 60 day notice period. The employment agreement also contains provisions relating to assignment of inventions, non-disclosure of proprietary information and non-competition and non-solicitation of customers for a period of 12 months following termination of his employment agreement.

Employment Agreement with Dan Harel
-----------------------------------

         On October 6, 2003 the Company entered into an employment agreement with Dan Harel for Mr. Harel to serve as Vice President Marketing and Business Development. The term of the agreement commenced on October 1, 2003 and has no specified termination date. Under the agreement, Mr. Dan Harel is entitled to a base salary of $100,000 and a commission of 1% of sales in excess of annual sales of $14 million. The CEO has the discretion to grant Mr. Harel a performance bonus subject to the approval of the Board of Directors. The contract is terminable by either party upon 60 days' notice for any reason, but the Company must continue to pay him his regular salary during such 60-day period. The Company will pay Mr. Harel two additional months' salary as severance pay if the Company terminates Mr. Harel's employment without cause. However, if the Company terminates Mr. Harel's employment with the Company without notice, for cause, it will not be obligated to pay him his regular salary during such 60-day period nor any severance. The contract also contains provisions relating to assignment of inventions, non-disclosure of proprietary information and non-competition and non-solicitation of customers for a period of 12 months following termination of his employment contract.

Employment Agreement with David Daffner
---------------------------------------

         On January 21, 2002, Scanvec Amiable Inc. entered into an employment agreement with David Daffner. The term of the agreement specified that Mr. Daffner would be employed as the President of Scanvec Amiable Inc. Under the agreement, Mr. Daffner was entitled to a base salary of $140,000 per year plus a bonus based on his achieving the milestones set forth in the business plan appended to the agreement. The agreement was terminable by either Mr. Daffner or Scanvec Amiable Inc. for any reason upon 60 days' notice. However, if Scanvec Amiable Inc. were to terminate Mr. Daffner's employment with Scanvec Amiable Inc. without cause, it was required to pay him his regular salary during the 60 day notice period and in addition pay him severance equal to three months' salary. Mr. Daffner's employment was terminated in April 2003 by Scanvec Amiable Inc. without cause and the Company paid Mr. Daffner the salary and severance required under the terms of his employment agreement.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters to be presented at the Meeting. If, however, any other matters should properly come before the Meeting or any adjournment thereof, the proxy confers discretionary authority with respect to acting thereon, and the persons named in the enclosed proxy will vote on such matters in accordance with their judgment.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Company's status as a foreign private issuer changed at December 31, 2000 to that of a domestic issuer that is subject to Section 16(a) of the Exchange Act. The directors and officers that served as such during 2003, and the shareholders that beneficially owned 10% or more of the Company's capital stock during 2003 (including Benjamin Givli, Moti Dabi, Yoav Dopplet, Shmulik Aran, Avi Heifetz, Aliza Rotbard, Dr. Ramon Harel, David Dafner, Gerald Kochanski, Jim Chang, Dan Harel, and Yozma Venture Capital Ltd.) have not timely filed Forms 3, 4 or 5. Each person who became a director since January 1, 2004 timely filed a Form 3. Each of the shareholders that acquired beneficial ownership of 10% or more of the Company's Ordinary Shares since January 1, 2004 timely filed a Form 3. Rockwood Group LLC has not filed a Form 4 with respect to an acquisition of Ordinary Shares on or about May 24, 2004.


               SHAREHOLDER PROPOSALS FOR THE 2005 GENERAL MEETING

         Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with regulations adopted by the Securities and Exchange Commission. To be considered for inclusion in the proxy statement and form of proxy relating to the 2005 general meeting, shareholder proposals must be received by the Company no later than February 14, 2005. Such proposals must relate to matters appropriate for shareholder action and be consistent with regulations of the Securities and Exchange Commission and Israeli law. If the February 14, 2005 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2005 general meeting, although under Israeli law it will not be included in the proxy statement, if it is received less than twenty-one days before the meeting (not including delivery time). All proposals should be directed to the attention of the Secretary of the Company at Two International Plaza, Suite 625, Philadelphia, Pennsylvania 19113.


                          ANNUAL REPORT ON FORM 10-KSB

         The Company has furnished without charge to each person whose proxy is being solicited, a copy of the Company's annual report on Form 10-KSB for the year ended December 31, 2003, including the financial statements, but excluding exhibits.

                           UNDERTAKING OF THE COMPANY

         Unless the Company has received contrary instructions, only one proxy statement is being delivered to each address, even if multiple shareholders share the same address. The Company undertakes to deliver promptly upon written or oral request a separate copy of the proxy statement to any shareholder at a shared address to which a single copy of the proxy statement has been delivered. Upon written notification from a shareholder at a shared address to which only a single proxy statement has been delivered, multiple proxy statements will be delivered to such address in the future. Upon written notification from a shareholder at a shared address to which multiple proxy statements have been delivered, only a single proxy statement will be delivered to such address in the future. The Company undertakes to deliver to each beneficial owner of the Company's Ordinary Shares to whom this proxy statement is delivered, upon written or oral request, without charge, a copy of any and all documents referred to in this proxy statement that have been incorporated by reference. Delivery of such proxy statements and documents incorporated by reference shall be made by first class mail or other equally prompt means within one business day of receipt of such request. All requests and notifications shall be directed to: Scanvec Amiable Ltd., Attn: Mark Blundell, Two International Plaza, Suite 625, Philadelphia, Pennsylvania 19113-1158, telephone number: 610-521-6300 ext. 101., facsimile number: 610-521-0111.

         Shareholders are urged to complete and return their proxies promptly in order to, among other things, ensure action by a quorum and to avoid the expense of additional solicitation. If the accompanying proxy is properly executed and returned in time for voting, and a choice is specified, the shares represented thereby will be voted as indicated thereon. If no specification is made, the proxy will be voted in favor of each of the proposals described in this proxy statement.

                                            By Order of the Board of Directors

                                            Mark Blundell
                                            CHAIRMAN OF THE BOARD OF DIRECTORS

Philadelphia, Pennsylvania
Date: July 14, 2004

                             THE COMPANIES LAW 1999

                           A COMPANY LIMITED BY SHARES
                           ARTICLES OF ASSOCIATION OF

                          SCANVEC AMIABLE LTD. LIMITED

                INTERPRETATION; GENERAL
                -----------------------
         1. In these Articles of Association, unless the context otherwise requires:

1.1.                     "ARTICLES" - means the Articles of Association of the
            Company (as defined below), as shall be in force from time to time.

1.2.                     "BOARD OF DIRECTORS" - means the board of directors of
            the Company as appointed from time to time in accordance with the Articles.

1.3.                     "BUSINESS DAY"- means Sunday through Thursday excluding
            any public holidays on which the branches of the three major banks in Israel are closed to the public.

1.4.                     "COMPANIES LAW" - means the Israeli Companies Law,
            5759-1999, as amended from time to time including any regulations promulgated thereunder.

1.5.                     "COMPANIES ORDINANCE" - means the relevant sections of
            the Companies Ordinance (New Version), 5743-1983, as currently in effect and as may be amended from time to time and any regulations promulgated by virtue thereof.

1.6.                     "COMPANY" - means _____________ Ltd.

1.7.                     "GENERAL MEETING" - means the annual general meeting of
            the Company's shareholders and any other duly convened meeting of the Company's shareholders.

1.8.                     "OFFICE" - means the office of the Company as recorded
            with the Israeli Registrar of Companies.

1.9.                     "OFFICE HOLDER" - means any person who fits the
            definition of a "Nosei Misra" in Section 1 of the Companies Law.

1.10.                    "ORDINARY MAJORITY" - means an ordinary majority of all
            the votes of the shareholders present and entitled to vote at a particular meeting or class meeting of the Company, as applicable, without taking into account the votes of abstainees.

1.11.                    "PERSONAL INTEREST" - shall have the meaning defined in
            Section 1 of the Companies Law.

1.12.                    "REGISTER" - means the official share register of the
            Company kept pursuant to Sections 130 - 134 of the Companies Law and including an "Additional Register" kept pursuant to Section 138 of the Companies Law. For the avoidance of doubt, the list of shareholders kept by the Company's transfer agent regarding the holder(s) of the Company's securities, shall be deemed an "Additional Register" for the purposes of these Articles.

1.13                     "SHAREHOLDER" - means any individual or entity that is
            the holder of shares in the Company, as registered in the Register. Notwithstanding the foregoing, the Board of Directors shall recognize a beneficial owner of shares in place of the holder registered in the Register, upon the submission, by the individual or entity claiming such beneficial ownership, of sufficient proof of ownership to the satisfaction of the Board of Directors.

2. Unless the subject or the context otherwise requires: (i) words and expressions defined in the Companies Law shall have the same meanings herein; (ii) words and expressions importing the singular shall include the plural and vice versa; (iii) words and expressions importing the masculine gender shall include the feminine gender; (iv) words and expressions importing persons shall include bodies corporate; (v) the word "or" is not exclusive; (vi) the word "including" shall mean including, without limitation; (vii) the terms "these Articles", "hereof", "hereunder", "herein" and similar expressions refer to these Articles as a whole, and not to any particular Article, subsection or other portion hereof; (viii) all references in these Articles to "Dollars" or "$" shall mean United States Dollars; all references to "NIS" shall mean New Israeli Shekels; the term "Writing" or any term of like import includes words typewritten, printed, painted, engraved, lithographed, photographed or represented or reproduced by any mode of reproducing words in a visible form, including telex, facsimile, telegram, cable or other form of writing produced by electronic communication.

3. The captions in these Articles are for convenience only and shall not be deemed a part hereof or affect the construction of any provision hereof. The specific provisions of these Articles shall supersede the provisions of the Companies Law and the Companies Ordinance, as applicable, to the extent permitted under the Companies Law and the Companies Ordinance, as applicable. With respect to any matter that is not specifically addressed in these Articles, the provisions of the Companies Law and the Companies Ordinance, as applicable, shall govern.

         NAME OF THE COMPANY
         -------------------
4.       The name of the company is as follows:

             4.1.     In Hebrew:  n"y2____________

             4.2.     In English:  _____________ Limited.

         PURPOSE
         -------
5. The purpose of the Company is to engage in any lawful act or activity for which companies may be organized under the Companies Law.

         LIMITATION OF LIABILITY
         -----------------------
6. The liability of each Shareholder for the Company's obligations is limited to the unpaid sum, if any, owing to the Company in consideration for the issuance of the shares held by such Shareholder.

         AUTHORIZED CAPITAL
         ------------------
7. The authorized share capital of the Company is NIS 150,000 divided into 15,000,000 Ordinary Shares, nominal value NIS 0.01 per share ("Ordinary Shares"). The Company may alter the authorized share capital in accordance with the terms of the Companies Law.

         DONATIONS
         ---------
8. The Board of Directors may donate reasonable amounts of money to worthy causes even if such donation is not within the framework of the Company's business considerations.

         MODIFICATION OF CAPITAL
         -----------------------
9. Subject to the Companies Law, if at any time the share capital of the Company is divided into different classes of shares, the rights attached to any class, unless otherwise provided by these Articles, may be modified or abrogated by the Company by an Ordinary Majority at a General Meeting. Subject to the Companies Law, the provisions of these Articles relating to General Meetings shall, mutatis mutandis, apply to any separate meeting of the holders of the shares of a particular class.

         CONSOLIDATION, SUBDIVISION, CANCELLATION AND REDUCTION OF SHARE CAPITAL
         -----------------------------------------------------------------------
10. With respect to any consolidation of issued shares into shares of larger nominal value, and with respect to any other action which may result in fractional shares, the Board of Directors may settle any difficulty which may arise with regard thereto, as it deems fit, and, inter alia, may resort to one or more of the following actions:

10.1. determine, as to the holder of shares so consolidated, which issued shares shall be consolidated into each share of larger nominal value;

10.2. allot, in contemplation of or subsequent to such consolidation or other action, such shares or fractional shares sufficient to preclude or remove fractional share holdings;

10.3. redeem, in the case of redeemable preference shares, and subject to applicable law, such shares or fractional shares sufficient to preclude or remove fractional share holdings;

10.4. cause the transfer of fractional shares by certain shareholders of the Company to other shareholders thereof so as to most expediently preclude or remove any fractional shareholdings, and cause the transferees to pay the transferors the fair value of fractional shares so transferred, and the Board of Directors is hereby authorized to act as agent for the transferors and transferees with power of substitution for purposes of implementing the provisions of this Article 10.4.

         ALLOTMENT OF SHARES
         -------------------
11. Subject to the provisions of these Articles, the unissued shares of the Company shall be at the disposal of the Board of Directors who may without limiting or affecting any rights previously conferred on the holders of any existing shares, offer, allot, grant options over or otherwise dispose of shares or other securities convertible into shares of the Company, to such persons, at such times and upon such terms and conditions as the Company may by resolution of the Board of Directors determine.

12. The Board of Directors may, subject to the provisions of the Companies Law, issue redeemable securities and redeem the same.

         ISSUANCE OF SHARE CERTIFICATES; REPLACEMENT OF LOST CERTIFICATES
         ----------------------------------------------------------------
13. Share certificates shall bear the signature of a director or of any other person or persons authorized with respect thereto by the Board of Directors.

14. Each Shareholder shall be entitled to one numbered certificate for all the shares of any class registered in such Shareholder's name, and if the Board of Directors so approves, to several certificates, each for one or more of such shares. Each certificate shall specify their nominal value, the serial numbers of the shares represented thereby and may also specify the amount paid up thereon.

15. A share certificate registered in the names of two or more persons shall be delivered to the person first named in the Register in respect of such co-ownership.

16. If a share certificate is defaced, lost or destroyed, it may be replaced, upon payment of such fee, and upon the furnishing of such evidence of ownership and such indemnity, as the Board of Directors may think fit.

         REGISTERED HOLDER
         -----------------
17. Except as otherwise provided in these Articles, the Company shall be entitled to treat any Shareholder as the absolute owner thereof, and, accordingly, shall not, except as ordered by a court of competent jurisdiction, or as required by statute, be bound to recognize any equitable or other claim to, or interest in such share on the part of any other person.

         PAYMENTS FOR SHARES
         -------------------
18. All the shares in the Company's issued capital shall be fully paid up shares.

         TRANSFER OF SHARES
         ------------------
19. No transfer of shares shall be registered unless a proper instrument of transfer (in form and substance satisfactory to the Board of Directors) has been submitted to the Company, together with the share certificate(s) and such other evidence of title as the Board of Directors may reasonably require. Subject to the terms of these Articles, the effectiveness of such transfer of shares shall not require the prior approval of the Board of Directors.

20. All transfers of shares shall be made in writing in the form appearing herein below, or in a similar form, or in any form approved by the Board of Directors from time to time:

                       "Share Transfer Deed

                       I, _____________, of __________________, for valuable
         consideration paid to me by ______________ of ___________________
         ("TRANSFEREE"), do hereby transfer to the Transferee _____ share(s), nominal value ______ each, numbered ________ to _________ (inclusive), of ___________ Limited to hold unto the Transferee, his executors, administrators and assigns, subject to the same terms and conditions on which I held the same at the time of the execution hereof; and I, the said Transferee, do hereby agree to take the said share(s) subject to the aforesaid terms and conditions.

                       In witness whereof we have hereunto set our hands this ____ day of _______, ____.


              __________________            _________________
              Transferee                    Transferor

              __________________            _________________
              Witness                                Witness"

         Such form shall be executed both by the transferor and transferee, and delivered to the Office (or any other placed determined by the Board of Directors) together with the transferred share certificates, if share certificates have been issued with respect to the shares to be transferred, and any other proof of the transferor's title that the Board of Directors may require. A deed of transfer that has been registered, or a copy thereof, as shall be decided by the Board of Directors, shall remain with the Company. Any deed of transfer that the Board of Directors shall refuse to register shall be returned, upon demand, to the person who furnished it to the Company, together with the share certificate, if furnished.

21. Subject to the provisions of the Companies Law, the transferor shall be deemed to remain a Shareholder until the name of the transferee is entered into the Register in respect thereof.

22. The Company may impose a fee for registration of a share transfer, at a reasonable rate as may be determined by the Board of Directors from time to time.

         TRANSMISSION OF SHARES
         ----------------------
23. DECEDENTS SHARES. Subject to applicable law, any person becoming entitled to a share in consequence of the death of any person, upon producing evidence of the grant of probate or letters of administration or declaration of succession (or such other evidence as the Board of Directors may reasonably deem sufficient that he sustains the character in respect of which he proposes to act under this Article 23 or of his title), shall be registered as a shareholder in respect of such share, or may, subject to the regulations as to transfer herein contained, transfer such share.

24. RECEIVERS AND LIQUIDATORS. Subject to applicable law, the Company may recognize the receiver or liquidator of any corporate Shareholder in winding-up or dissolution, or the receiver or trustee in bankruptcy of any Shareholder, as being entitled to the shares registered in the name of such Shareholder. Subject to applicable law, the receiver or liquidator of a corporate Shareholder in winding-up or dissolution, or the receiver or trustee in bankruptcy of any Shareholder, upon producing such evidence as the Board of Directors may deem sufficient that he sustains the character in respect of which he proposes to act under this Article 24 or of his title, shall be registered as a Shareholder in respect of such shares, or may, subject to the regulations as to transfer herein contained, transfer such shares.

         RECORD DATE FOR GENERAL MEETINGS
         --------------------------------
25. The Shareholders entitled to receive notice of, to participate in and to vote thereon at a General Meeting, or to express consent to or dissent from any corporate action in writing, shall be determined by the Board of Directors subject to the restrictions set forth under the Companies Law. A determination of shareholders of record with respect to a General Meeting shall apply to any adjournment of such meeting.

         GENERAL MEETINGS
         ----------------

26. ANNUAL GENERAL MEETING. An Annual General Meeting shall be held once in every calendar year at such time as is required in accordance with applicable law and at such place either within or without the State of Israel as may be determined by the Board of Directors and shall deliberate over the matters required by the Companies Law or any other applicable law.

27. EXTRAORDINARY GENERAL MEETINGS. All General Meetings other than Annual General Meetings shall be called "Extraordinary General Meetings". The Board of Directors may, whenever it thinks fit, convene an Extraordinary General Meeting at such time and place, within or without the State of Israel, as may be determined by the Board of Directors, and shall be obligated to do so upon requisition in writing in accordance with Section 63 of the Companies Law. The Shareholders of the Company may convene an Extraordinary General Meeting in accordance with Section 64 of the Companies Law.

28. NOTICE OF GENERAL MEETINGS. Subject to the Companies Law, not less than twenty one (21) days' prior notice shall be given of every General Meeting (the "NOTICE"). The Notice shall specify the place, date and hour of the General Meeting, its agenda, a summary of proposed resolutions, the procedure for voting in such General Meeting by proxy statement and any other matter as shall be required by law. Notices shall be sent to each of the Shareholders. The accidental omission to provide notice to any Shareholder or the non-receipt of notice sent to a Shareholder, shall not invalidate the proceedings of a General Meeting.

         PROCEEDINGS AT GENERAL MEETINGS
         -------------------------------
29. QUORUM. Two or more Shareholders (not in default in payment of any sum referred to in these Articles), present in person or by proxy and holding shares conferring in the aggregate the minimum amount of voting power of the Company required by applicable law, shall constitute a quorum at General Meetings. No business shall be transacted at a General Meeting, or at any adjournment thereof, unless the requisite quorum is present when the meeting proceeds to business. If within a half hour from the time appointed for the meeting a quorum is not present, the General Meeting, if convened upon requisition under Sections 63 or 64 of the Companies Law, shall be dissolved, but in any other case it shall stand adjourned for one week, to the same day, time and place, without it being necessary to notify the Shareholders of such or such other time and place as specified in the Notice or to such later day and at such time and place as the Chairman may determine with the consent of an Ordinary Majority. If a quorum is not present at the adjourned meeting within half and hour of the time fixed for the commencement thereof, subject to the provisions of applicable law, the persons present shall constitute a quorum. No business shall be transacted at any adjourned meeting except business that might lawfully have been transacted at the meeting as originally called.

30. CHAIRMAN. The Chairman of the Board of Directors (the "CHAIRMAN") shall preside as Chairman at every General Meeting of the Company. If at any meeting such Chairman is not present within fifteen (15) minutes after the time fixed for holding the meeting or is unwilling to act as chairman of the meeting and all subject to the Board of Directors not having previously appointed someone else to serve as chairman for such meeting, the Shareholders present shall choose someone of their member to serve as chairman of the meeting.

31.   ADOPTION OF RESOLUTIONS AT GENERAL MEETINGS.
      --------------------------------------------

31.1. Unless otherwise specifically provided in these Articles or under any applicable law, all resolutions submitted to the Shareholders shall be deemed adopted if approved by an Ordinary Majority.

31.2. The Board of Directors may determine, in its discretion, the matters that may be voted at the General Meeting by proxy as shall be permitted, in accordance with Section 87 of the Companies Law.

31.3. Every question submitted to a General Meeting shall be decided by a count of votes.

31.4. Minutes of each meeting of the Shareholders shall be recorded and duly entered in books provided for that purpose. Such minutes shall, in all events, set forth the names of the persons present at the meeting and all resolutions adopted thereat. Any minutes as aforesaid, if purporting to be signed by the Chairman of the General Meeting shall constitute prima facie evidence of the matters recorded therein.

32. POWER TO ADJOURN. The Chairman of a General Meeting at which a quorum is present may, with the consent of an Ordinary Majority (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting as originally called. It shall not be necessary to give any notice of an adjournment unless the meeting is adjourned for twenty-one (21) days or more, in which event notice thereof shall be given in the manner required for the meeting as originally called.

33. VOTING POWER. Subject to any provision hereof conferring special rights as to voting, or restricting the right to vote, every Shareholder shall have one vote for each share held by such Shareholder of record, on every resolution, without regard to whether the vote hereon is conducted by a show of hands, by proxy or by any other means.

34.         VOTING RIGHTS.

34.1. Subject to the terms of applicable law, the right of a Shareholder to vote at any General Meeting (or be counted as a part of the quorum thereat), shall be subject to regulations and procedures with regard to proof of title to the Company's shares prescribed by the Board of Directors.

34.2. A company or other corporate body that is a Shareholder of the Company may, by resolution of its directors or any other managing body thereof, authorize any person to be its representative at any General Meeting. Any person so authorized shall be entitled to exercise on behalf of such Shareholder all the power that the latter could have exercised if it were an individual Shareholder. Upon the request of the Chairman of the General Meeting, written evidence of such authorization (in form acceptable to the Chairman) shall be delivered to the Chairman.

34.3. Any Shareholder entitled to vote may vote either personally or by proxy (who need not be a Shareholder of the Company), or, if the Shareholder is a company or other corporate body, by a representative authorized pursuant to Article 34.2.

34.4. If two or more persons are registered as joint holders of any share, the vote of the senior who tenders a vote, in person or by proxy, shall be accepted to the exclusion of the vote(s) of the other joint holder(s); and for this purpose seniority shall be determined by the order in which the names stand in the Register. Separate guardians or separate executors of estates of a deceased registered shareholder shall be deemed, for the purposes of this Article 34.4, as joint Shareholders in such cases.

35. PROXY. The instrument appointing a proxy shall be in writing and shall be substantially in the following form:

                        "I _________________ (Name of Shareholder) of _______________________ (Address of Shareholder) being a shareholder of
         _____________ Limited hereby appoint ___________ (Name of Proxy) of
         _______________________ (Address of Proxy) as my proxy to vote for me in my name and stead in respect of ______ shares of ______ class which are held by me, at the General Meeting of the Company to be held on the _____ day of ______, 20__ and at any adjournment(s) thereof.

         Signed this ______ day of ____________, 20__.

         _________________________
         (Signature of Appointer)"
         or in any usual or common form or in such other form as may be approved by the Board of Directors including an instrument effected through the internet or any other electronic medium and including a form which provides for a continuing proxy until the occurrence of such date or event as is specified in the proxy. Such instrument shall be duly signed by the appointer or his duly authorized attorney or, if such appointer is a company or other corporate body, under its common seal or stamp or the hand of its duly authorized agent(s) or attorney(s). The Board of Directors may demand that the Company be given written confirmation, to its satisfaction, that the given signatories have the authority to bind the corporate body of the appointing Shareholder.

         The instrument appointing a proxy (and the power of attorney or other authority, if any, under which such instrument has been signed) shall be delivered to the Company (at its Office, or at its principal place of business or at the offices of its registrar and/or transfer agent and/or by e-mail to the address of the Company and/or by e-mail to the address of the transfer agent, or at such place and by such means of communication, as the Board of Directors may specify) not less than forty-eight (48) hours (or such shorter period as may be determined by the Board of Directors) before the time fixed for the meeting at which the person named in the instrument proposes to vote.

36. EFFECT OF DEATH OF APPOINTER OR REVOCATION OF APPOINTMENT. Subject to applicable law, a vote cast pursuant to an instrument appointing a proxy shall be valid notwithstanding the previous death, liquidation or winding-up of the appointing Shareholder (or of his attorney-in-fact, if any, who signed such instrument), or the revocation of the appointment or the transfer of the share in respect of which the vote is cast, provided no written intimation of such death, liquidation, winding-up revocation or transfer shall have been received by the Company or by the Chairman of the General Meeting before such vote is cast and provided, further, that the appointing Shareholder, if present in person at said meeting, may revoke the appointment by means of a writing, oral notification to the Chairman, or otherwise.

         BOARD OF DIRECTORS
         ------------------
37. POWERS OF BOARD OF DIRECTORS. The Board of Directors shall determine the Company's policies, oversee the activities of the Chief Executive Officer, and take such other actions as are described in these Articles, Section 92 of the Companies Law or any other applicable law. In the absence of a Chief Executive Officer, the Board of Directors shall manage the business of the Company. The authority conferred on the Board of Directors by this Article 37 shall be subject to the provisions of the Companies Law, of these Articles and any regulation or resolution consistent with these Articles adopted from time to time by the Company in a General Meeting, provided, however, that no such regulation or resolution shall invalidate any prior act done by or pursuant to a decision of the Board of Directors which would have been valid if such regulation or resolution had not been adopted.

38. EXERCISE OF POWERS OF DIRECTORS. A meeting of the Board of Directors at which a quorum is present shall be competent to exercise all the authorities, powers and discretions vested in or exercisable by the Board of Directors. A resolution proposed at any meeting of the Board of Directors shall be deemed adopted if approved by a majority of the Directors present when such resolution is put to a vote and voting thereon, without taking into account the votes of abstainees and with each director entitled to only one vote. The Chairman of the Board of Directors will not have an additional or casting vote, in the case of a tie.

39. DELEGATION OF POWERS. Subject to applicable law, the Board of Directors may delegate any or all of its powers to committees, each consisting of two or more persons, and it may from time to time revoke such delegation or alter the composition of any such committee. Any Committee so formed (in these Articles referred to as a "Committee of the Board of Directors"), shall, in the exercise of the powers so delegated, conform to any regulations imposed on it by the Board of Directors. The meetings and proceedings of any such Committee of the Board of Directors shall, mutatis mutandis, be governed by the provisions herein contained for regulating the meetings of the Board of Directors, so far as not superseded by any regulations adopted by the Board of Directors under this Article 39. Unless otherwise expressly provided by the Board of Directors in delegating powers to a Committee of the Board of Directors, such Committee of the Board of Directors shall not be empowered to further delegate such powers.

40. NUMBER OF DIRECTORS. The number of directors serving on the Board of Directors may be determined from time to time by the Board of Directors or at a General Meeting provided however that the overall number of directors at a given time be not less than two and not more than eight, including 2
    (two) "outside directors" appointed in accordance with the terms of the Companies Law.

41. ELECTION AND REMOVAL OF DIRECTORS. With the exception of the election of "outside directors" which shall be governed in accordance with the provisions of the Companies Law, directors shall be elected at the Annual General Meeting by an Ordinary Majority. The directors so elected shall hold office until the next Annual General Meeting unless determined otherwise at a subsequent General Meeting. Notwithstanding the aforesaid, if no directors are appointed at the Annual General Meeting, the directors appointed at the previous Annual General Meeting shall continue to hold office. With the exception of the removal of "outside directors" which shall be governed in accordance with the provisions of the Companies Law, at a General Meeting by an Ordinary Majority, the Shareholders shall be entitled to remove any director(s) from office, to elect directors in place of the director(s) so removed or to fill any vacancy, however created, on the Board of Directors.

42. CONTINUING DIRECTORS IN THE EVENT OF VACANCIES. Subject to Article 40, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board of Directors by resolution of the Board of Directors, may be filled by a vote of a majority of the directors then in office, even if less than a quorum. A director elected by the Board of Directors in accordance with this Article 42 shall be elected to hold office until the next Annual General Meeting.

43. VACATION OF OFFICE. The office of a director shall be vacated by the director's written resignation in accordance with the procedure set forth by applicable law. Such resignation shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later. With the exception of the vacation of the office of an "outside director" which shall be governed in accordance with the provisions of the Companies Law, the office of a director shall be vacated, ipso facto, upon the occurrence of any of the following: (i) such director's death, (ii) such director is convicted of a crime as described in Section 232 of the Companies Law, (iii) such director is removed by a court of law in accordance with Section 233 or the Companies Law, (iv) such director becomes legally incompetent, (v) if such director is an individual, such director is declared bankrupt, or (vi) if such director is a corporate entity, upon its winding-up liquidation, whether voluntary or involuntary.

44. REMUNERATION OF DIRECTORS. The Company is entitled to compensate the members of the Board of Directors for their services as directors provided that such remuneration shall have been approved pursuant to the provisions of the Companies Law and in the case of "outside directors", the Company must compensate its "outside directors" pursuant to the provisions of the Companies Law. The Company may reimburse directors for their reasonable expenses for traveling, board and lodging and other expenses connected with their participation at meetings of the Board of Directors and the performance of their position as directors. The Company may pay additional remuneration to a director who has been asked to provide special services to the Company or who makes special efforts for the Company, subject to approval pursuant to the provisions of the Companies Law.

45. ALTERNATE DIRECTORS. A director may, by written notice to the Company, appoint an alternate for himself (in these Articles referred to as "ALTERNATE DIRECTOR"), remove such Alternate Director and appoint another Alternate Director in place of any Alternate Director appointed by him whose office has been vacated for any reason. Unless the appointing director, by the instrument appointing an Alternate Director or by written notice to the Company, limits such appointment to a specified period of time or restricts it to a specified meeting or action of the Board of Directors, or otherwise restricts its scope, the appointment shall be for an indefinite period, and for all purposes. Any notice given to the Company pursuant to this Article 45 shall become effective on the date fixed therein, or upon the delivery thereof to the Company, whichever is later. An Alternate Director shall have all the rights and obligations of the director who appointed him, provided, however, that he may not in turn appoint an alternate for himself (unless the instrument appointing him otherwise expressly provides), and provided further that an Alternate Director shall have no standing at any meeting of the Board of Directors or any Committee of the Board of Directors while the director who appointed him is present. One person may not act as Alternate Director for more than one director. The identity of an Alternate Director shall be subject to the restrictions set forth in the Companies Law for directors and the office of an Alternate Director shall be vacated under the circumstances, mutatis mutandis, set forth in Article 43, and such office shall ipso facto be vacated if the director who appointed such Alternate Director ceases to be a director.

         PROCEEDINGS OF THE BOARD OF DIRECTORS
         -------------------------------------
46. MEETINGS. The Board of Directors may meet and adjourn its meetings and otherwise regulate such meetings and proceedings as the directors think fit, provided that the Board of Directors shall convene at least once in each calendar quarter. A meeting of the Board of Directors may be called in accordance with Section 98 of the Companies Law and its agenda shall be set in accordance with Section 99 of the Companies Law. All meetings of the Board of Directors must provide not less than two (2) Business Days' prior written notice of any meeting, specifying the place, date, hour and detailed agenda of such meeting, unless such notice is waived in writing by all of the directors as to a particular meeting. The Company may require each director to provide it with a fax number or e-mail address to which the Company may send notices and which shall be deemed to have been received by such director upon transmission.

47. QUORUM. Until otherwise unanimously decided by the Board of Directors, a quorum at a meeting of the Board of Directors shall be constituted by the presence, in person or by any other means of communication by which the directors may hear each other simultaneously, of a majority of the directors then in office who are lawfully entitled to participate in the meeting and vote thereon (as conclusively determined by the Chairman of the Board of Directors). If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to such time, date and place as the Chairman may determine, provided that not less than two (2) Business Days' prior written notice shall have been provided to each of the directors of such meeting. No business shall be transacted at any adjourned meeting except business that might lawfully have been transacted at the meeting as originally called. At such adjourned meeting, two (2) members of the Board of Directors present in person shall constitute a quorum.

48. CHAIRMAN OF THE BOARD OF DIRECTORS. The Board of Directors may from time to time elect one of its members to be the Chairman, remove such Chairman from office and appoint another in its place. The Chairman shall preside at every meeting of the Board of Directors, but if he is not present within fifteen
    (15) minutes of the time fixed for the meeting, or if the appointed Chairman is unwilling to take the chair, the directors present shall choose one of their number to be the chairman of such meeting.

49. VALIDITY OF ACTS DESPITE DEFECTS. Subject to the provisions of the Companies Law, all acts done bona fide at any meeting of the Board of Directors, or of a Committee of the Board of Directors, shall be as valid as if there were no such defect or disqualification notwithstanding that it may afterwards be discovered that there was some defect in the appointment of the participants in such meetings or any of them or any person(s) acting as aforesaid or that they or any of them were disqualified.

50. MINUTES. Minutes of each meeting of the Board of Directors (or any Committee of the Board of Directors) shall be recorded and duly entered in books provided for that purpose. Such minutes shall set forth the names of the persons present at the meeting and all resolutions adopted thereat. Any minutes as aforesaid, if purporting to be signed by the chairman of the meeting or by the chairman of the next succeeding meeting, shall constitute prima facie evidence of the matters recorded therein.

         CHIEF EXECUTIVE OFFICER
         -----------------------
51. The Board of Directors shall appoint from time to time one or more persons, as Chief Executive Officers(s) of the Company and may confer upon such person(s), and from time to time modify or revoke, such title(s) (including General Manager, Managing Director, Director General or any similar or dissimilar title). The appointment of the Chief Executive Officer(s) may be either for a fixed term or without any limitation of time. Subject to the terms of the employment agreement of the Chief Executive Officer(s) and any applicable law, the Board of Directors may from time to time remove or dismiss the Chief Executive Officer(s) from office and appoint another or others in the Chief Executive Officer(s)'s place.

52. Subject to the Companies Law and the terms set forth in these Articles, the Chief Executive Officer(s) shall manage the business of the Company pursuant to the policies established by the Board of Directors.

53. The Board of Directors may from time to time determine the Chief Executive Officer(s) salary and other terms and conditions of the Chief Executive Officer's employment, subject to the terms of his employment agreement and the provisions of any applicable law.

54. Subject to the provisions of the Companies Law, all Company employees shall be subordinate to the Chief Executive Officer of the Company who shall have the exclusive right to remove any Company employee from his position and/or terminate the employment of any such employee with the Company.

         INDEMNIFICATION AND INSURANCE
         -----------------------------
55. EXEMPTION FROM DUTY OF CARE. Subject to the provisions of the Companies Law including the receipt of all approvals as required therein or under any applicable law, the Company may resolve in advance to exempt an Office Holder from all or part of such Office Holder's responsibility or liability for damages caused to the Company due to any breach of such Office Holder's duty of care towards the Company.

56. INDEMNIFICATION. Subject to the provisions of the Companies Law including the receipt of all approvals as required therein or under any applicable law, the Company may indemnify any Office Holder to the fullest extent permitted by the Companies Law. Subject to the provisions of the Companies Law including the receipt of all approvals as required therein or under any applicable law, the Company may resolve retroactively to indemnify an Office Holder with respect to the following liabilities and expenses, provided that such liabilities or expenses were incurred by such Office Holder in such Office Holder's capacity as an Office Holder of the Company: (i) a monetary liability imposed on an Office Holder pursuant to a judgment in favor of another person, including a judgment imposed on such Office Holder in a compromise or in an arbitration decision that was approved by a court of law; (ii) reasonable legal expenses, including attorney's fees, which the Office Holder incurred or with which the Office Holder was charged by a court of law, in a proceeding brought against the Office Holder, by the Company or by another on behalf of the Company, or in a criminal prosecution in which the Office Holder was acquitted, or in a criminal prosecution in which the Office Holder was convicted of an offense that does not require proof of criminal intent; and (iii) any other obligation or expense for which it is or shall be permitted to indemnify an Office Holder. Subject to the provisions of the Companies Law including the receipt of all approvals as required therein or under any applicable law, the Company may resolve in advance to indemnify the Company's Office Holders for those liabilities and expenses described in this Article 56 (i), (ii) and (iii), provided that (i) in the opinion of the Board of Directors such liabilities and expenses can be foreseen at the time the undertaking to indemnify is provided, and (ii) the Board of Directors shall set a reasonable limit to the amounts for such indemnification under the circumstances.

57. INSURANCE. Subject to the provisions of the Companies Law including the receipt of all approvals as required therein or under any applicable law, the Company may enter into an agreement to insure an Office Holder for any liability that may be imposed on such Office Holder in connection with an act performed by such Office Holder in such Office Holder's capacity an Office Holder of the Company, with respect to each of the following: (i) violation of the duty of care of the Office Holder towards the Company or towards another person; (ii) breach of the fiduciary duty towards the Company, provided that the Office Holder acted in good faith and with reasonable grounds to assume that the action in question was in the best interests of the Company; (iii) a financial obligation imposed on the Office Holder for the benefit of another person; and (iv) any other obligation or expense for which it is or shall be permitted to insure an Office Holder.

58. Articles 55, 56 and 57 shall not apply under any of the following circumstances: (i) a breach of an Office Holder's fiduciary duty, in which the Office Holder did not act in good faith and with reasonable grounds to assume that the action in question was in the best interest of the Company;
    (ii) a grossly negligent or intentional violation of an Office Holder's duty of care; (iii) an intentional action by an Office Holder in which such Office Holder intended to reap a personal gain illegally; and (iv) a fine or ransom levied on an Office Holder.

59. The Company may procure insurance for or indemnify any person who is not an Office Holder, including without limitation, any employee, agent, consultant or contractor, provided, however, that any such insurance or indemnification is in accordance with the provisions of these Articles and any applicable law.

         DIVIDENDS
         ---------
60. DECLARATION OF DIVIDENDS. Subject to the provisions of the Companies Law, the Board of Directors may from time to time declare, and cause the Company to pay, such dividends as may appear to the Board of Directors to be justified by the profits of the Company. Subject to the Companies Law, the Board of Directors shall determine the time for payment of such dividends and the record date for determining the shareholders entitled thereto. The Shareholders entitled to receive dividends shall be the Shareholders on the date upon which it was resolved to distribute the dividends or at such later date as shall be provided in the resolution in question.

61. IMPLEMENTATION OF POWERS. The Board of Directors may settle any difficulty which may arise in regard to the distribution of dividends as it thinks expedient, and, in particular, may issue fractional certificates, and may determine that cash payments shall be made to any Shareholders upon the footing of the value so fixed, or that fractions of less value than the nominal value of one share may be disregarded in order to adjust the rights of all parties, and may vest any such cash with a trustee in trust for the persons entitled to the dividend or capitalized fund as may seem expedient to the Board of Directors.

62. DEDUCTIONS FROM DIVIDENDS. The Board of Directors may deduct from any dividend or other moneys payable to any Shareholder in respect of a share any and all sums of money then payable by such Shareholder to the Company on account of any matter or transaction.

63. RETENTION OF DIVIDENDS. The Board of Directors may retain any dividend or other moneys payable or property distributable in respect of a share in respect of which any person is, under these Articles, entitled to become a Shareholder, or which any person is, under these Articles, entitled to transfer, until such person shall become a Shareholder in respect of such share or shall transfer the same.

64. INTEREST. No dividend or other benefit in respect of shares shall bear interest against the Company.

65. MECHANICS OF PAYMENT. Any dividend or other moneys payable in cash in respect of a share may be paid by check sent through the post to, or left at, the registered address of the Shareholder or by transfer to a bank account specified by such person (or, if two or more persons are registered as joint holders of such share or are entitled jointly thereto in consequence of the death or bankruptcy of the holder or otherwise, to any one of such persons or to his bank account), or to such person and at such address as the person entitled thereto may by writing direct. Every such check shall be made payable to the order of the Shareholder, or to such person as the person entitled thereto as aforesaid may direct, and payment of the check by the banker upon whom it is drawn shall be a good discharge to the Company. Every such check shall be sent at the risk of the person entitled to the money represented thereby.

         RIGHTS OF SIGNATURE
         -------------------
66. The Board of Directors shall be entitled to authorize any person or persons (who need not be directors) to act and sign on behalf of the Company, and the signature of such person(s) on behalf of the Company, together with the Company's name in print or handwriting, shall bind the Company insofar as such person(s) acted and signed within the scope of such person's authority.

         NOTICES
         -------
67. All notices and other communications made pursuant to these Articles shall be in writing and shall be conclusively deemed to have been duly given: (i) in the case of hand delivery to the Address (as hereinafter defined), on the next business day after delivery in the country of delivery; (ii) in the case of delivery by an internationally recognized overnight courier to the Address, freight prepaid, on the next business day after delivery in the country of delivery; (iii) in the case of delivery by registered mail, delivery shall be deemed to have taken place at the time the letter would have been delivered in the ordinary course by mail, and no later than two days if mailed in the same country and no more than ten days if sent to a place not located in the same country as the place from where it was posted and in each case commencing from the date on which the letter containing the notice as aforesaid was delivered to the post office; (iv) in the case of a notice sent by facsimile transmission to the Address, on the next business day after delivery in the country of delivery, if facsimile transmission is confirmed; or (v) in the case of a notice sent by email (or other form of electronic transmission) to the Address, on the date of transmission except where a notice is received by the Company stating that such mail has not been successfully delivered. The term "Address" means, (i) with respect to each Shareholder - such Shareholder's mail address, facsimile number or email address, as the case may be, as specified in the Register; and (ii) with respect to the Company - the address of the Office or the facsimile number or email address of the Chief Executive Office of the Company at the Office. A Shareholder may change or supplement the Address for service of any notice pursuant to these Articles, or designate additional addresses, facsimile numbers and email addresses for the purposes of this Article 67 by giving the Company a written notice of the new contact details in the manner set forth above. If a notice is, in fact, received by the addressee, it shall be deemed to have been duly served, when received, notwithstanding that it was defectively addressed or failed, in some respect, to comply with the provisions of this Article 67. All notices to be given to the Shareholders shall, with respect to any share to which persons are jointly entitled, be given to whichever of such persons is named first in the Register, and any notice so given shall be sufficient notice to the holders of such share. Any Shareholder whose address is not described in the Register, and who shall not have designated in writing an address for the receipt of notices, shall not be entitled to receive any notice from the Company. Whenever is it necessary to give prior notice of a number of days or notice which is valid for a particular period, the day of delivery shall be taken into account in reckoning the number of days or the period, unless otherwise determined. If notice is given in more than one of the manners specified above, it shall be deemed to have been received on the earliest date on which it is deemed to have been delivered, as provided above.

         MERGER
         ------
68. Approval of a "merger" as described in the Companies Law, shall require the approval of an Ordinary Majority at the General Meeting or at a class meeting, as the case may be, and all subject to the provisions of any applicable law.

         WINDING UP
         ----------
69. If the Company is wound up on liquidation or dissolution, then, subject to applicable law, all the assets of the Company available for distribution among the Shareholders shall be distributed to them in proportion to the sum paid on account of the nominal value of the shares held by them. A voluntary winding up of the Company shall require the approval set forth in the Companies Ordinance or any other approval as may be required by any applicable law.

         AMENDMENT OF THESE ARTICLES
         ---------------------------
70. Any amendment of these Articles shall require the approval of an Ordinary Majority, in person or by proxy, as shall be permitted, and voting thereon in accordance with the provisions of the Companies Law. A resolution passed at a General Meeting by Ordinary Majority which amends any of the provisions set forth herein, shall be deemed a resolution to amend these Articles even if not expressly stated as such in the resolution or at the General Meeting.

         CONFLICTING PROVISIONS
         ----------------------
71. As of the date that these Articles were duly adopted by the Shareholders, these Articles automatically replace and amend any and all previously adopted articles of association of the Company.

                  THE COMPANIES ORDINANCE [NEW VERSION] - 1983
                           A COMPANY LIMITED BY SHARES
                             ARTICLES OF ASSOCIATION

                                       OF

                            SCANVEC CO. (1990) LTD.

     PRELIMINARY
     -----------

1. The Articles in the Second Schedule to the Companies Ordinance shall not apply to the Company.

2.   In these Articles, unless the context otherwise requires:

     The "Company" shall mean SCANVEC CO. (1990) LTD.

     The "Law" shall mean the Ordinance and the Securities Law-1968 as shall be in effect from time to time and any other law that shall be in effect from time to time with respect to companies and that shall apply to the Company.

     The "Ordinance" shall mean the Companies Ordinance [New Version] 1983, as amended

     The "Office" shall mean the registered Office of the Company as it shall be from time to time.

     The "Directors" shall mean the Company's Board of Directors.

     The "Register" shall mean the Register of Members that is to be kept pursuant to Section 61 of the Ordinance or, if the Company shall keep branch registers, any such branch register, as the case may be.

     A "Shareholder" or "Member" shall mean any person or entity that is the owner of at least one share, or any fraction thereof, in the Company, as registered in the Register.

     "Writing" shall mean handwriting, typewriting, facsimile, print, lithographic printing and every other form of affixing letters that are seen.

     "These Articles" shall mean the Articles of Association of the Company as shall be in force from time to time.

     Words and expressions defined in the Memorandum of Association of the Company shall have the meanings defined therein.

     In these Articles, subject to this Article and unless the context otherwise requires, expressions defined in the Ordinance or any modification thereof in force at the date on which these Articles become binding on the Company, shall have the meanings so defined; and words importing the singular shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine, and words importing persons shall include companies, partnerships, associations and all other legal entities. The titles of the Articles or of a chapter containing a number of Articles are not part of the Article.

     In the event that an Article has been added to these Articles which contradicts an original Article found in these Articles, the Articles added shall take precedence.

3.   The Company is non-private company, consequently:

     (a)   No limitations will apply to the transfer of its shares;

     (b)   The number of shareholders is unlimited;

     (c) The Company may issue to the public shares, debentures or any other securities.

     BUSINESS
     --------

4.   (a)   The Directors shall be permitted to engage the Company in any one or more of the businesses in which the Company is permitted to engage under its Memorandum and Articles or under the law, or to discontinue such engagement, at any time that they shall deem appropriate.

     (b) The Office shall be at such place as the Directors shall from time to time select.

     THE CAPITAL
     -----------

5.   (a)   The capital of the Company is NIS 10,000,000 (Ten Million New Israeli
           Shekels) divided into 10,000,000 (Ten Million) Ordinary Shares with a nominal value of 1.00 New Israeli Shekels each.

     (b) Each one of the Ordinary Shares having a nominal value of NIS 1.00 shall entitle its owner to receive notices of and to attend general meetings and to one vote in a vote at the general meeting.

     (c) The right of the holder of an Ordinary Share to receive dividends shall be pursuant to Article 99 et seq of these Articles.

     (d) In the event of distribution of property of the Company to the Shareholders at the time of liquidation or at any other time, the property shall be divided, subject to preferential rights, if any, of shares of other classes, among all the classes of Shareholders, at a rate pro-rata to the nominal value of their shareholdings, and if the nominal value has not been paid in full, at a rate pro-rata to the amount paid on account of the nominal value.

     SHARES
     ------

 6. The shares which the signatories of the Memorandum have subscribed for shall be issued by the Directors or by any other person or persons authorized in writing to do so by the Directors. The shares shall be in the charge of the Directors who shall be permitted to issue them to persons under the conditions that the Directors shall deem proper as well as in the manner and time that they shall deem proper.

 7. The Company may issue shares having the same rights as the existing shares or having preferred or deferred rights or rights of redemption or restricted rights or other special rights whether in regard to distribution of dividends, voting rights, appointment or dismissal of Directors, return of share capital, distribution of Company property or otherwise as the Company may determine from time to time by special resolution.

 8. No monies belonging to the Company may be used for the purpose of acquiring shares in the Company or for granting loans that will be secured by shares in the Company; however, nothing herein contained shall prohibit redemption of redeemable shares or the transactions permitted under
     Section 139 of the Ordinance.

 9. The Company shall be permitted to pay any person a commission not exceeding 10% (ten per cent) of the price of the shares issued, in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) for shares in the Company.

10. At the time of issuance of shares for the purposes of obtaining money to pay for the cost of equipment or of setting up an enterprise or building, which is not expected to produce a profit during an extended period of time, the Company shall be permitted to pay interest on the paid-up portion of such share capital for that period, under the conditions and restrictions mentioned in Section 140 of the Ordinance, and to charge the amount paid as interest on the capital as part of the price paid for the equipment or the setting up of the enterprise or building.

11.  (a)   If two or more persons are registered as joint holders of a share, they shall be jointly and severally liable for any calls or any other liability with respect to such share. However, with respect to voting, power of attorney and furnishing of notices, the one registered first in the register of Members shall be deemed to be the sole owner of the share, unless all the registered joint holders notify the Company in writing to treat another one of them as the sole owner of the share, subject to the provisions of Article 66 hereof.

     (b) If two or more persons are registered together as holders of a share, each one of them shall be permitted to give receipts binding all the joint holders for dividends or other monies or property received from the Company in connection with the share and the Company shall be permitted to pay all the dividends or other monies or property due with respect to the share to one or more of the joint holders, as it shall choose.

12. Except upon court order so directing, the Company shall not be obligated to recognize a right based upon the rules of equity or a right dependent upon a condition or a future right or a partial right in a share, or any other right whatsoever with respect to the share, except for the exclusive right of the registered holder with respect to the share.

13.  (a)   A Member shall be entitled to receive from the Company without payment, one or more certificate(s) that shall state the number of shares owned by him, their serial numbers and the amount paid on account of their nominal value. However, in the event of more than one person holding a share, the Company shall not be obligated to issue more than one certificate to all of the joint holders, and the transmission of such a certificate to one of the joint holders shall be deemed to be a transmission to all of the partners.

     (b) Each certificate shall carry the signature or signatures of those persons appointed by the Board of Directors for this purpose and the stamp or seal of the Company.

     (c) If a share certificate is defaced, lost or destroyed, it may be renewed on payment of such fee, if any, not exceeding one United States dollar or the shekel equivalent thereof on the date of payment and on such terms, if any, as to evidence and indemnity as the Directors think fit.

     SHARE WARRANTS
     --------------

14. The Company shall be entitled to issue from time to time share warrants whose terms and conditions shall be determined by the Board of Directors.

     BEARER SHARES
     -------------

15.  (a)   The Company may, regarding each fully paid-up share, issue a bearer share certificate; and, accordingly, the Directors may, after the registered Shareholder of the said share presents a written application and all required proof of identity of the person making the request, and after receipt of the bearer share certificate (if issued), together with the required stamp duties for a bearer share certificate, issue a stamped bearer share certificate, with the Company's seal and/or stamp and bearing the necessary stamps required by law, in recognition that the said bearer holds the shares mentioned therein.

     (b) A bearer share certificate provides its holder with the right to the shares stated therein. The said shares shall be transferable by means of transfer of the bearer share certificate from one person to another. The provisions of the Company's Articles of Association concerning the transfer and delivery of shares will not apply to the shares listed in the bearer share certificate.

     (c) The Directors may determine the manner of payment of dividends regarding bearer shares; and they may determine the procedure governing the issuance of new bearer share certificates to replace any that were destroyed, defaced, lost or spoiled. The Directors shall be entitled, upon request by the holder of a bearer share and upon his submission to the Company of a bearer share certificate for its cancellation, to register his name as a Member in the Register of Members, regarding the shares listed in the bearer share certificate.

     (d) The holder of a bearer share shall be entitled to deposit the certificate in the office of the Company or in a bank. So long as the certificate is deposited in the foregoing manner, the depositor will retain the right to participate and vote in any meeting conducted, upon two days after said deposit, and to execute any other right granted to a Shareholder as stated in these Articles, as if he were registered in the Register as the holder of the share indicated in the deposited certificate. In the event of deposit of the bearer share certificate in a bank, the Shareholder shall present confirmation that the certificate was in fact deposited therein. No more than one person shall be recognized as a depositor of a bearer share certificate. Subject to the aforementioned, the holder of a bearer share certificate will not be entitled to appear or to vote in a meeting of the Company, or to receive notices from same.

     REDEEMABLE SHARES AND WARRANTS
     ------------------------------

16. The Company may, subject to the provisions in this respect in the Memorandum of Association of the Company and in the Ordinance, or any modification thereof in force from time to time, issue and redeem redeemable preference shares and redeemable warrants.

     MODIFICATION OF SHARE RIGHTS
     -----------------------------

17. If at any time the share capital is divided into different classes of shares (unless otherwise provided for by the terms of issuance for the shares of that class) the Company may change, convert, broaden, add or vary in any other manner the rights, advantages, restrictions and provisions related or unrelated at that time to one or more of the classes, after receipt of the consent in writing of the holders of three fourths of the issued shares of the affected class, or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of the affected class. To every such separate general meeting the provisions of these Articles relating to general meetings shall apply mutatis mutandis. Any holder of shares of the affected class present, either personally or by proxy, may request a secret ballot.

     PLEDGE
     -----

18. The Company shall have a lien and first pledge on all the shares that are registered in the name of any Member (whether registered in his name only or together with another or others), but not fully paid, for any amount still outstanding with respect to that share, whether or not presently payable. Such a pledge shall exist whether the dates of payment or fulfillment or execution of the obligations, debts or commitments have become due, and shall apply to all dividends that shall be decided upon from time to time in connection with such share. No benefit shall be created with respect to such share based upon the rules of equity which shall frustrate this pledge, although the Directors may declare at any time with respect to any share, that it is released, wholly or in part, temporarily or permanently, from the provisions of this Article.

     Registration by the Company of a share transfer shall be deemed to be a waiver by the Company of its lien and pledge on those shares unless those shares are registered with a legend indicating a pledge remaining thereon.

19. The Company may sell, in such manner and at such time as the Directors think fit, any of the pledged shares, but no sale shall be made unless the date of payment of the monies due or a part thereof has arrived, or the date of fulfillment and performance of the obligations and commitments in consideration of which the pledge exists has arrived, and after a written request has been furnished to the Member or person who has acquired a right in the shares, which sets out the amount or obligation or commitment due from him and which demands their payment, fulfillment or execution, and which informs the person of the Directors' desire to sell the shares in the event of nonfulfilment of the notice, and the person has not fulfilled his obligation pursuant to the notice within seven days after the notice had been sent to him.

20. The net proceeds of such sale of pledged shares shall be applied in payment of such sum due to the Company or to the fulfillment of the obligation or commitment, and the remainder (if any) shall be paid to the Member or to the person who had acquired a right in the share sold, pursuant to the above.

21. After execution of a sale of pledged shares as aforesaid, the Directors shall be permitted to sign or to appoint someone to sign a deed of transfer of the sold shares and to register the buyer's name in the Register of Members as the owner of the shares so sold and it shall not be the obligation of the buyer to supervise the application of monies nor will his right in the shares be affected by a defect or illegality in the sale proceedings after his name has been registered in the Register of Members with respect to those shares. The sole remedy of one who has been aggrieved by the sale shall be in damages only and against the Company exclusively.

     TRANSFER OF SHARES AND THE MANAGEMENT THEREOF
     ---------------------------------------------

22. The shares of the Company are transferable. Each transfer shall be made in writing in the form appearing hereinbelow, or in a similar form, or in any form approved by the Directors from time to time. Such form shall be delivered to the office together with the transferred share certificates, if share certificates have been issued with respect to the shares to be delivered, and any other proof of the transferor's title that the Directors may require. The deed of transfer that shall have been registered or a photostatic copy thereof, as shall be decided by the Directors, shall remain with the Company. However, any deed of transfer that the Directors shall refuse to register shall be returned, upon demand, to the person who furnished it together with the share certificate (if furnished).

     SHARE TRANSFER DEED
     -------------------

     I, ____________________, of _______________________, for valuable consideration paid to me by ____________________ of _________________________ (hereinafter called the "Transferee")do hereby transfer to the said transferee ______ share (shares) having a nominal value of NIS _________ each one numbered ________ until _________ inclusive in the Company called ScanVec Co. (1990) Ltd. to hold unto the said transferee, his executors, administrators, and assigns, subject to the several conditions on which I held the same at the time of the execution hereof; and I, the said transferee, do hereby agree to take the said share (or shares) subject to the conditions aforesaid. As witness we have hereunto set out hands the ___ day of _______________, 19__.

     ___________________________            ___________________________
     Transferee                             Transferor


     ___________________________            ___________________________
     Address & Profession                   Address & Profession


     ___________________________            ___________________________
     Witness to the transferee's            Witness to the transferor's
     signature                              signature



     ___________________________            ___________________________
     Address of Witness                     Address of Witness

23. The share transfer deed shall be executed both by the transferor and transferee, and the transferor shall be deemed to remain a holder of the share until the name of the transferee is entered into the Register of Members in respect thereof. The share transfer deed with respect to a share that has been fully paid may be signed by the transferor only.

24. The Company may impose a fee for registration of a share transfer, at a reasonable rate as may be determined by the Directors from time to time.

25. The Register shall be closed for a period of fourteen days before every ordinary general meeting of the Company and at other dates and for such other periods as are determined by the Directors from time to time, upon the condition that the Register shall not be closed for a total of more than 30 days in any year.

26. Upon the death of a Member, the administrators or executors or heirs of the deceased shall be recognized by the Company as the sole holders of any title to the shares of the deceased, provided however, that if the deceased was a partner in a share, the Company shall recognize the remaining partners as the sole holders of any title to the shares if the partners had an agreement among them to such effect. However, nothing aforesaid shall release the estate of a joint holder of a share from any obligation to the Company with respect to the share that he held in partnership.

27. Any person becoming entitled to a share as a consequence of the death or bankruptcy or liquidation of a Member shall, upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Member in respect of the share upon the consent of the Directors (who have the right to refuse pursuant to Article 24 above) or, instead of being registered himself, to transfer such share to another person, subject to the provisions contained in these Articles with respect to transfers.

28. A person becoming entitled to a share, or a part thereof, because of the death of a Member shall be entitled to receive, and to give receipts for, dividends or other payments paid with respect to the share, or such part thereof, upon presentation to the Company of documents proving to the Company of entitlement to such shares or part thereof.

29. A person becoming entitled to a share as a result of the death of a Member shall not be entitled to receive notices with respect to company meetings or to participate or vote therein with respect to that share, or aside from the aforesaid, to use any right of a Member, until he has been accepted as a Member with respect to that share.

     CALLS
     -----

30. A Member, whether he is the sole holder or holds the shares together with another person, shall not be entitled to receive dividends nor to use any other right a Member has unless he has paid all the calls by the Company that shall be made from time to time with respect to money unpaid on all of his shares, in addition to interest and expenses if there shall be any.

31. The Directors may, subject to the provisions of these Articles, make calls upon the Members from time to time in respect of any monies unpaid on their shares as they shall determine proper, upon the condition that there shall be given prior notice of fourteen days on every call, and each Member shall pay the amount requested from him, and any installments on account of the call at the times and places to be determined by the Directors.

32. Calls for payment shall be deemed to have been made from the date on which the Directors decide upon the calls for payment.

33. The joint holders of a share shall be jointly and severally liable to pay the calls for payment in full and any installments on account, in connection with such calls.

34. If a sum called in respect of a share is not paid, the holders of the share or the person to whom it has been issued shall be liable to pay interest and linkage differentials upon the amount of the call or the payments on account, at the rate to be determined by the Board of Directors commencing from the day the payment is due to the time of actual payment, but the Directors shall be at liberty to waive payment of that interest or linkage differentials, wholly or in part.

35. Any amount that, according to the condition of issuance of a share, must be paid at the time of issuance or at a fixed date, whether on account of the value of the share or premium, shall be deemed for the purposes of these Articles to be a call for payment that was made duly and the date of payment shall be the date appointed for payment. In the event of non-payment of this amount all of the above Articles dealing with payment of interest, expenses, forfeiture, pledge and the like and all the other Articles connected therewith, shall apply as if this sum had been duly requested and notice had been given pursuant to Article 32.

36. The Directors may, at the time of issuance of shares, provide for differences between the holders with respect to the amount of calls to be paid, the times of payment, and the rate of interest.

37. The Directors may, if they think fit, receive from any Member willing to pay in advance all or a part of the monies that shall be due on account of his shares, in addition to any amounts the payment of which in fact has been requested, and the Directors shall be permitted to pay him: (1) interest at such rate as the Directors and Member shall agree upon for the amounts paid in advance as aforesaid, or upon the part thereof which is in excess of the amounts whose payment was at the time requested on account of his shares, and (2) any dividends that may be paid for that part of the shares for which the Member has paid in advance.

     FORFEITURE OF SHARES
     --------------------

38. If a Member fails to pay any call or installment of a call on the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of such call or installment remains unpaid, serve a notice on him requiring payment of so much of the call or installment as is unpaid, together with any interest which may have accrued and any expenses that were incurred as a result of such non-payment.

39. The notice shall specify a date not less than seven days from the date of the notice, on or before which the payment of the call or installment or part thereof is to be made together with interest and any expenses incurred as a result of such non-payment. The notice shall also state the place the payment is to be made and that in the event of non-payment at or before the time appointed, the share in respect of which the call was made will be liable to forfeiture.

40. If the requirements of any such notice as aforesaid are not complied with, any share in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect. The forfeiture shall apply to those dividends that were declared but not yet distributed with respect to the forfeited shares.

41. A share so forfeited shall be deemed to be the property of the Company and can be sold or otherwise disposed of, on such terms and in such manner as the Directors think fit. At any time before a sale or disposition the forfeiture may be canceled on such terms as the Directors think fit.

42. A person whose shares have been forfeited shall cease to be a Member in respect of the forfeited shares, but shall notwithstanding remain liable to pay to the Company all moneys which, at the date of forfeiture, were presently payable by him to the Company in respect of the shares, but his liability shall cease if and when the Company receives payment in full of the nominal amount of the shares.

43. The forfeiture of a share shall cause, at the time of forfeiture, the cancellation of all rights in the Company and of any claim or demand against the Company with respect to that share, and of other rights and obligations between the share owner and the Company accompanying the share, except for those rights and obligations which these Articles exclude from such a cancellation or which the law imposes upon former Members.

44. A sworn declaration in writing by two Directors that a share in the Company has been duly forfeited on the date stated in the declaration shall be conclusive evidence of the facts therein stated against all persons claiming to be entitled to the share. That declaration, together with the receipt of the Company for the consideration, if any, given for the share on the sale or disposition thereof and specifying the place of payment of the consideration, shall constitute good title to the share. The person to whom the share is sold or disposed of shall be registered as the holder of the share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

45. The provisions of these Articles as to forfeiture shall apply in the case of nonpayment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the amount of the share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

     MODIFICATION OF CAPITAL
     -----------------------

46.  The Company may, from time to time, by special resolution:

     (a) consolidate and divide its share capital or a part thereof into shares of greater value than its existing shares;

     (b) cancel any shares which have not been purchased or agreed to be purchased by any person;

     (c) by subdivision of its existing shares, or any of them, divide the whole, or any part, of its share capital into shares of lesser value than is fixed by the Memorandum of Association subject, however, to the provisions of Section 144(4) of the Ordinance, and in a manner so that with respect to the shares created as a result of the division it will be possible to grant to one or more shares a right of priority, preference or advantage with respect to dividend, capital, voting or otherwise over the remaining or similar shares;

     (d) reduce its share capital and any fund reserved for capital redemption reserve fund in the manner that it shall deem to be desirable, and in particular to use the rights, all or part thereof, contained in
          Section 151 of the Ordinance;

     (e) increase its share capital, regardless of whether or not all of its shares have been issued, or whether the shares issued have been paid in full, by the creation of new shares, divided into shares in such amounts, and with such preferred or deferred or other special rights (subject always to the special rights conferred upon any existing class of share), and subject to any conditions and restrictions with respect to dividends, return of capital, voting or otherwise, as shall be directed by the special resolution;

     (f)  convert its shares into stock.

47. The Company shall have the right in a general meeting to set out regulations with respect to issuance and allotment of other types of securities, aside from shares, including but without derogating from the generality of the above, debentures, options and warrants and to determine that the aforesaid shall be convertible at a specified rate or some other predetermined formula.

48. Subject to any decision to the contrary in the resolution authorizing the increase in share capital pursuant to these Articles, the new share capital shall be deemed to be part of the original share capital of the Company and shall be subject to the same provisions with reference to payment of calls, liens, title, forfeiture, transfer and otherwise as apply to the original share capital.

     BORROWING POWERS
     ----------------

49. The Directors may from time to time, in their discretion, borrow or secure the payment of any sum of money for the purposes of the Company.

50. The Directors may raise or secure the repayment of such sum or sums in such manner, at such times and upon such terms and conditions in all respects as they think fit, and, in particular, by the issue of bonds, perpetual or redeemable debentures, debenture stock, or any mortgages, charges, or other securities on the undertaking of the whole or any part of the property of the Company, both present and future, including its uncalled capital for the time being and its called but unpaid capital.

     GENERAL MEETINGS
     ----------------

51. A general meeting shall be held once in every year at such place and time, not being more than fifteen months after the holding of the last preceding general meeting, as may be prescribed by the Directors. The above mentioned general meetings shall be called ordinary meetings. All other general meetings shall be called extraordinary general meetings.

52. The Directors, whenever they think fit may, and upon a demand in writing by members holding at least ten percent of the paid-up share capital as provided for in Section 109 of the Ordinance, shall convene an extraordinary general meeting. Every such demand shall include the objects for which the meeting should be convened, shall be signed by those making the demand (the "Petitioners") and shall be sent to the Office. The demand may contain a number of documents similarly worded each of which is signed by one or more Petitioners. If the Directors do not convene a meeting within 21 days from the date of the submission of the demand as aforesaid, the Petitioners, or a part thereof representing more than one half of the voting rights of all of them, may convene by themselves a meeting upon 7 days' notice to all Shareholders. However, such a meeting shall not be held after two months have passed since the date of the submission of the demand.

53. A prior notice of at least 7 days of any general meeting shall be given with respect to the place, date and hour of the meeting, and in the event that a special item shall be discussed, a general description of the nature of that item. The notice shall be given as hereinafter provided to the Members entitled pursuant to these Articles to receive notices from the Company. In the event that a special resolution is to be proposed, a prior notice of at least 21 days shall be given with respect to the meeting convened to pass that resolution. Non-receipt of a notice given as aforesaid shall not invalidate the resolution passed or the proceedings held at that meeting. With the consent of all the Members who are entitled at that time to receive notices, it shall be permitted to convene meetings and to resolve all types of resolutions, upon shorter notice or without any notice and in such manner, generally, as shall be approved by the Members.

     PROCEEDINGS AT GENERAL MEETINGS
     -------------------------------

54. Subject to the provisions of these Articles the function of the general meeting shall be to receive and to deliberate with respect to the profit and loss statements, the balance sheets, the ordinary reports and accounts of the Directors and auditors; to declare dividends, to appoint auditors and to fix their salaries; and to choose Directors except insofar as the right to appoint or elect Directors is reserved to the owners of a certain amount of a class of shares. Every other matter shall be deemed to be special and shall be discussed at an extraordinary general meeting.

55. Every Member entitled to be present and to vote at a meeting shall be permitted to propose to the general meeting any such resolution connected with the objects for which the meeting was convened upon the condition that he shall submit to the Company, not less than 14 days before the day of the meeting, a notice in writing signed by him containing the proposed resolution and indicating his intention to submit it.

56. In the event that a notice of intention to propose a resolution is received by the Company before the notice of the meeting is sent, that notice of meeting shall include the notice of intention to propose a resolution. If the notice of intention to propose a resolution is received by the Company after the notice of the meeting is sent, a new notice shall be sent as quickly as possible to the Members entitled to receive a notice of meeting, to the effect that such a resolution will be proposed.

57. No deliberation shall be commenced with respect to any matter at a general meeting unless a quorum is present at the time when the general meeting proceeds to deliberate. In a regular meeting two Members present, who hold or represent together at least 33% of the voting rights of the issued share capital of the Company, personally or by proxy, shall be deemed to be a quorum. In an extraordinary meeting two Members who hold or represent together at least 51% of the voting rights of the issued share capital of the Company, present personally or by proxy, shall be deemed to be a quorum.

58. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of the Members, shall be dissolved; in any other case, it shall stand adjourned to the same day in the next week at the same place and time, or any other day, hour and/or place as the Directors shall notify the Shareholders, so long as the adjourned meeting is neither less than seven nor more than fourteen days from the time of the original meeting. If a quorum is not present at the second meeting within half an hour from the time appointed for the meeting, any two Members present personally or by proxy shall be a quorum, and shall be entitled to deliberate and to resolve in respect of the matters for which the meeting was convened.

59. The chairman of the Board of Directors shall preside as chairman at all general meetings. If there is no chairman or if he is not present within 15 minutes from the time appointed for the meeting or if he shall refuse to preside at the meeting, the Members present shall elect one of the Directors to act as chairman, and if only one Director is present, he shall act as chairman. If no Directors are present or if they all refuse to preside at the meeting, the Members present shall elect one of the Members present to preside at the meeting.

60. The chairman may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, as the meeting shall decide. If the meeting shall be adjourned for ten days or more a notice shall be given of the adjourned meeting as in the case of an original meeting. Except as aforesaid no Member shall be entitled to receive any notice of an adjournment or of the business to be transacted at the adjourned meeting. At an adjourned meeting no matters shall be discussed except for those which could properly have been discussed at the meeting which decided upon the adjournment.

61. Every resolution put to the vote at a meeting shall be decided by a show of hands, unless before or upon the declaration of the result of the show of hands a secret ballot in writing is demanded by the chairman (if he is entitled to vote) or by at least two Members present, or by a Member or Members present and holding at least one twentieth of the voting rights of the share capital issued by the Company. Unless a secret vote is demanded as aforesaid, the chairman's declaration of the result of the ballot shall be final, and an entry to that effect in the minute book of the Company shall be conclusive evidence of the fact without the necessity of proving the number or proportion of the votes recorded in favor or against such a resolution. Except with respect to a special resolution and subject to any provision in this regard in the Ordinance, a resolution shall be deemed to be passed at a general meeting if it received an ordinary majority of votes.

62. If a secret ballot is duly demanded, it shall be taken in such manner as the chairman directs, whether immediately or after an adjournment or otherwise, and the results of the ballot shall be deemed to be a resolution of the meeting wherein the secret ballot was demanded. Those requesting a secret ballot can withdraw their request at any time before the secret ballot is held.

63. A secret ballot demanded on the election of a chairman, or on a question of adjournment shall be taken forthwith. A secret ballot demanded on any other question shall be taken at such time as the chairman of the meeting directs.

64. A demand for a secret ballot shall not prevent the continuation of the meeting with respect to the transaction of any other business, except for the matter with respect to which the secret ballot was demanded.

     VOTES OF MEMBERS
     ----------------

65. Subject to and without derogating from any rights or restrictions existing at that time with respect to a certain class of shares forming part of the capital of the Company, each Member present at a meeting, personally or by proxy, shall be entitled, whether at a vote by show of hands or by secret ballot, to one vote for each share held by him; provided that no Member shall be permitted to vote at a general meeting or to appoint a proxy to vote therein unless he has paid all calls for payment and all monies due to the Company from him with respect to his shares.

66. In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy (subject to the provisions of the second following sentence), shall be accepted to the exclusion of the votes of the other joint holders. For the purpose of this Article seniority shall be determined by the order in which the names stand in the Register of Members. The appointment of a proxy to vote on behalf of a share held by joint holders shall be executed by the signature of the senior of the joint holders.

67. An objection to the right of a Member or a proxy to vote in a general meeting must be raised at such meeting or at such adjourned meeting wherein that person was supposed to vote, and every vote not disqualified at such a meeting shall be valid for each and every matter. The chairman of the meeting shall decide whether to accept or reject any objection raised at the appointed time with regard to the vote of a Member or proxy, and his decision shall be final.

68. In every vote a Member shall be entitled to vote either personally or by proxy. A proxy present at a meeting shall also have the same right as a Member to a request a secret ballot. A proxy need not be a Member of the Company.

69. A Member of the Company that is a corporation shall be entitled by a decision of its Board of Directors or by a decision of a person or other body, according to a resolution of its Board of Directors, to appoint a person who it shall deem fit to be its representative at every meeting of the Company. The representative appointed as aforesaid shall be entitled to perform on behalf of the corporation he represents all the powers that the corporation itself might perform as if it were a person.

69A. A Member of the Company that is a partnership shall be entitled by a decision of its partners, or its general partner (in case of a limited partnership) or by a decision of other body, according to a resolution of its partners, to appoint a person who it shall deem fit to be its representative at every meeting of the Company. The representative appointed as aforesaid shall be entitled to perform on behalf of the partnership he represents all the powers that the partnership itself might perform as if it were a person.

70. A Member of unsound mind, or in respect of whom an order to that effect has been made by any court having jurisdiction, may vote, whether on a show of hands or by a secret ballot, only through his legal guardian or such other person, appointed by the aforesaid court, who performs the function of a representative or guardian. Such representative, guardian or other person may vote by proxy.

71. A vote pursuant to an instrument appointing a proxy shall be valid notwithstanding the death of the appointor or the appointor becoming of unsound mind or the cancellation of the proxy or its expiration in accordance with any law, or the transfer of the shares with respect to which the proxy was given, unless a notice in writing of the death, becoming of unsound mind, cancellation or transfer was received at the Office before the meeting took place. In the event of a secret vote, a notice canceling the appointment of a proxy shall be valid if it is signed by the appointor and was received in the Office no later than one hour prior to commencement of the vote.

72. A Member is entitled to vote by a separate proxy with respect to each share held by him provided that each proxy shall have a separate letter of appointment containing the serial number of the share(s) with respect to which the proxy is entitled to vote. If a specific share is included by the holder in more than one letter of appointment, that share shall not entitle any of the proxy holders to a vote.

73. A letter of appointment of a proxy, power of attorney or other instrument (if there shall be such) pursuant to which the appointee is acting shall be in writing, and the signature of the appointor shall be confirmed by an advocate or notary or bank or in any other manner acceptable to the Directors. Such confirmed instrument or a copy thereof shall be deposited in the office, or at such other place in Israel or abroad as the Directors may direct from time to time, at least twenty four hours before the time appointed for the meeting or adjourned meeting wherein the person referred to in the instrument is appointed to vote. Otherwise that person shall not be entitled to vote that share. An instrument appointing a proxy and which is not limited in time shall expire 12 months after the date of its execution. If the appointment shall be for a limited period, whether in excess of 12 months or not, the instrument shall be valid for the period stated therein.

74. An instrument appointing a proxy (whether for a specific meeting or otherwise) may be in the following form or in any other similar form which is appropriate under the circumstances:

                         Letter of Appointment of Proxy
                         ------------------------------



     "I, ________________________, of ______________________, a Member holding shares in ScanVec Co. (1990) Ltd. and entitled to _____________ votes hereby appoint ___________________ of ___________________ or in his place
     _________________ of _____________________  to vote in my name and in my place at the general meeting (regular, extraordinary, adjourned - as the case may be) of the Company to be held on the ___________ day of ________________ 19__ and at an adjournment thereof.

     In witness whereof, I have hereby affixed my signature the ___________________ day of _____________ 19__.

                                                     _____________________
                                                     Appointor's Signature

I hereby confirm that the foregoing
instrument was signed before me
by the Appointor
______________________________
(name, profession and address)

75. Subject to the provisions of the law, a resolution in writing signed by the holder or holders of shares, entitling their holders to 51% of the voting rights of the shares outstanding at that time, and entitled to vote with respect to such shares at general meetings, or a resolution as aforesaid agreed upon by telex, telegram or facsimile, shall have the same validity as any ordinary resolution carried in a general meeting of the Company duly convened and formed for the purposes of passing such a resolution. If all the shareholders shall consent in writing, or by telex or facsimile to any action to be taken by the Shareholders, such action shall be as valid as though it had been unanimously authorized at a duly convened general or extraordinary meeting of the Shareholders.

     DIRECTORS
     ---------

76. The number of the members of the Board of Directors may be determined from time to time by a general meeting of the Company; until such a determination is made the number of directors shall not be less than two and not more than eight. The Directors shall be elected and dismissed by majority of all the holders of the ordinary shares.

77. (a) All members of the Board of Directors shall be elected at an ordinary general meeting of the Company by an ordinary resolution. Notwithstanding the foregoing sentence, however, if the holders of certain shares are empowered to appoint directors, then all such directors shall be appointed by written documents submitted by the shareholders empowered to appoint them, and a director so appointed may be dismissed by the delivery of a written notice of his dismissal to the Company by the shareholder who appointed him. The appointment or dismissal of a director shall be effective as of the date that the written notice of his appointment or dismissal is delivered to the Company or as of the date set forth in the notice, whichever is later.

    (b) All directors who have been elected shall retire at the annual general meeting of the Company immediately following the annual general meeting at which they were elected, subject to the provisions of sub-article (d) below.

    (c) A retiring director shall be eligible for re-election.


    (d) If at any general meeting of the Company at which an election of directors ought to take place, the places of the vacating directors are not filled, the meeting shall stand adjourned until the same day in the next week at the same time and place, and if at the adjourned meeting the places of the vacating Directors are, again, not filled, the vacating Directors shall be deemed to have been re-elected at the adjourned meeting. In any event, a retiring director shall remain in office until a new director has been elected or appointed in his place.

    (e) If any member of the Board of Directors is not elected or appointed or if the office of any member of the Board of Directors is vacated, the other members of the Board of Directors may act in every way and manner provided for under these Articles and the law so long as their number does not fall below the quorum required by the Articles, for a Board of Directors' meeting. If their number does fall below the number required for a quorum, they shall not be permitted to act except insofar as to convene a general meeting of the Company for the purpose of filling the vacancies on the Board of Directors.

        The other members of the Board of Directors may act in every way and manner provided for under these Articles and the law so long as their number does not fall below the quorum required by the Articles, for a

        Board of Directors' meeting. If their number does fall below the number required for a quorum, they shall not be permitted to act except insofar as to convene a general meeting of the Company for the purpose of filling the vacancies on the Board of Directors.

    (f) Every member of the Board of Directors who serves as such upon the effective date of these Articles shall continue to serve in his position until the conclusion of the election of members of the Board of Directors in the first ordinary general meeting that will take place after the effective date of these Articles, unless the position is vacated before then in accordance with these Articles.

    (g) Notwithstanding the provisions of subsections (a) and (e) hereof, the Company will be entitled, at any time, by extraordinary resolution at an extraordinary general meeting, to discharge from office any member of the Board of Directors and/or to appoint a member to the Board of Directors. The power granted by this sub-article shall not apply to Directors appointed by shareholders empowered to appoint them, if there are any such directors.

78. (a) Any Person, whether or not a Member of the Board of Directors, may serve as a substitute director (hereinafter - a "substitute"). One person may serve as the substitute for a number of directors.

    (b) A substitute shall have - in addition to his vote if he himself is a Member of the Board of Directors - the number of votes equal to the number of Directors for whom he is serving as a substitute.

    (c) A substitute shall have, subject to the provisions of the instrument by which he was appointed, all the power and authority that the Director for whom he is serving as director has, and in the event the substitute is himself a Director, such powers and authorities shall be in addition to his powers as a Member of the Board of Directors and shall not in any way derogate therefrom.

    (d) The appointment or removal of a substitute director shall be done in a written document signed by the Director who appointed him. The document shall be furnished to the Company.

    (e) The office of a substitute director shall be automatically vacated if his appointment is terminated by the Director who appointed him in accordance with these regulations, or upon the occurrence with respect to the substitute of one of the events described in sections (i), (ii),
        (iii), (v) or (vi) of Article 79 or, if the office of the Member of the Board of Directors with respect to whom he serves as a substitute shall be vacated for any reason whatsoever.

79. Subject to the provisions of these Articles or to the provisions of an existing contract, the tenure of office of a Director shall automatically be tenninated:

    (i)   if he becomes bankrupt;

    (ii)  if he is declared insane or becomes of unsound mind;

    (iii) if he resigns by an instrument in writing delivered to the Company, and, if he was appointed by a Shareholder empowered to appoint a director, with a copy to the Member or Members who appointed him;

    (iv)  with his death;

    (v)   with the liquidation of the Company;

    (vi) if he was appointed by a Shareholder, upon receipt by the Company of a written notice, from the Shareholder who appointed him, of the termination of his appointment.

80 (a) A director may appoint anv person as his proxy to vote on his behalf at any meeting of the Directors. The letter of appointment of a proxy shall be in writing, shall be signed by the director making the appointment and shall be furnished to the Company.

    (b) A director that has appointed a proxy shall be entitled to revoke the proxy at any time by a written document signed by the director and submitted to the Company. The appointment of a proxy shall be automatically vacated upon the occurrence of any of the events that would result in the automatic vacation of the office of a substitute director as set forth in Article 79(vi).

    (c) If a director has duly appointed both a substitute and a proxy with respect to any meeting of the Directors, then the person appointed as a proxy shall be entitled to act on behalf of the director at said meeting.

    (d) Members of the Board of Directors of the Company, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or such committee by means of a conference telephone such objectives and purposes and in such time and conditions, and on such restrictions, as it shall decide; and it may grant such authorities whether concurrently with the Board of Directors' authorities in that area, or in place thereof or any one of them, and it can from time to time revoke, repeal, or change any one or all of those authorities.

    (c) Notwithstanding the provisions of Article 83, the wages and any other compensation of the general manager and other managers or officers shall be determined from time to time by the Board of Directors (subject to any provision in any contract between him and the Company) and it may be paid by way of a fixed salary or commission or dividends, or a percentage of profits or of the Company's turnover or of any other company that the Company has an interest in, or by participation in such profits, or in any combination of the aforementioned methods, or such other method as the Directors shall determine.

    POWERS AND DUTIES OF DIRECTORS
    ------------------------------

83. The management of the business of the Company shall be vested in the Board of Directors, and they may pay all expenses incurred in connection with the founding and registration of the Company as they shall see fit. They shall be entitled to perform all of the Company's powers and authorities and to perform in its name all the acts that it is entitled to do according to its memorandum of association and/or Articles and/or law except for those which pursuant to law or the Articles are vested in the general meeting of the Company, subject to any provisions in the law or in these Articles or the regulations that the Company shall adopt in its general meeting (insofar as they do not contradict the law or these Articles) or to any powers or authorities which may be granted and bestowed upon a managing director pursuant to Article 82(b) or a president and/or chief executive officer pursuant to Article 98. However, any Article adopted by the Company in its general meeting shall not affect the legality of any prior act of the Directors that would be legal and valid but for that Article.

84. A director shall not be required to hold qualifying shares.


85. To the extent permitted by the Companies Ordinance, a director may hold another paid position or function in the Company or in any other company of which the Company is a shareholder or in which the Company has some other interest, or that has an interest in the Company, together with his position as a director (except an auditor) upon those conditions with respect to salary and other matters as decided by the Directors.

    FUNCTIONS OF THE DIRECTORS
    --------------------------

86. (a) The Directors may meet in order to transact business, to adjourn their meetings or to organize them otherwise as they shall deem fit and to determine the legal quorum necessary to conduct business.

    (b) If it shall not be otherwise decided the quorum shall be three directors, present personally or represented by their substitutes or proxies, provided that the duly elected chairman of the Board, if such chairman has been elected, consents to said meeting.

    (c) For the purposes of this Article, two Directors or more may be represented by the same substitute, and every such substitute shall be entitled to one vote for each director that he represents, in addition to any vote he may have himself (if he has such a vote).

87. Subject to any resolution to the contrary adopted by the Board of Directors, the chairman of the Board of Directors or any two directors may at any time call a Board of Directors' meeting, and the secretary shall be required on the request of the chairman or such Members to convene said meeting.

88. The Directors may from time to time elect a chairman, and decide the period of time he shall hold such an office, and he shall preside at the meetings of the Board of Directors. However, if such a chairman is not elected or if he is not present at any meeting, within thirty minutes after the time appointed for the meeting, the Directors may choose one of their number to serve as chairman of the meeting.

89. Any notice of a Board of Directors' meeting can be given orally, by telephone, in writing, or by facsimile or telex. Notice shall be given at least 7 days before the time appointed for the meeting, unless all of the Directors at that time agree to a shorter notice, or waive notice altogether.

90. (a) Issues raised before all meetings of the Board of Directors shall be decided by majority vote.

    (b) In the case of a deadlock, the [Unless otherwise expressly provided, the] chairman [of a meeting] of the Board of Directors, or, in his absence, his designee, [whether the chairman of the Board of Directors or any other director chosen to serve as chairman of the meeting,] shall [not have an additional or casting vote. [AMENDED IN NOV. 1998]

91. (a) The Directors may delegate any of their powers to committees consisting of such member or members of their body as they deem fit and may from time to time revoke such delegation.

    (b) Each committee to which any powers of the Directors have been delegated shall abide by any regulations enacted by the Directors with respect to the exercise of such delegated powers. In the absence of such regulations or if such regulations are incomplete in any respect, the committee shall conduct its business in accordance with these Articles.

    (c) Subject to any restrictions imposed by law, the Directors may delegate that authority or a part thereof to an executive committee composed of directors and/or officers whose membership will be set from time to time by the Directors. Unless otherwise decided by the Directors, the executive committee shall be composed of 3 persons. The appointment of the executive committee shall be en bloc, and by the affirmative vote of a majority of the Directors. Members of the executive committee who are Members of the Board, may be represented in their absence by their substitute directors, if any.

92. All actions performed in a bona fide fashion by the Board of Directors or by a committee thereof or by any person acting as a director or as a substitute shall be as valid as if each and every such person were duly and validly appointed and fit to serve as a director or substitute as the case may be, even if at a later date a flaw shall be discovered in the appointment of such a director or such a person acting as aforesaid or in his qualifications so to serve.

93. (a) The Directors shall cause minutes to be taken of all general meetings of the Company, of the appointments of officers of the Company, of Board of Directors' meetings and of committee meetings, which minutes shall include the following items, if applicable:

        (1) the names of the Members present

        (2) the matters discussed at the meeting

        (3) the results of votes taken

        (4) resolutions adopted at the meeting

        (5) directives given by the meeting to the committees.

    (b) The minutes of any meeting, signed or appearing to be signed by the chairman of the meeting or by the chairman of the meeting held immediately after that meeting or by the secretary, shall serve as a prima facie proof of the facts in the minutes.

94. A resolution in writing signed or agreed to in writing or by telephone, telex or facsimile by all of the Directors, or by all of the members of a committee, as the case may be, shall be valid for every purpose as a resolution adopted at a Board of Directors' or committee meeting, as the case may be, that was duly convened and held. In place of a director the aforesaid resolution may be signed and delivered by his substitute or his proxy or his substitute's proxy.

    SEAL, STAMP AND SIGNATURES
    --------------------------

95. (a) The Directors shall cause the Company's seal (if the Company shall have a seal) to be kept in safekeeping and it shall be forbidden to use the seal unless prior permission of the Board of Directors is given. Such permission may be given generally to a particular person or persons, or with respect to a particular class or classes of transactions. If such permission was given, the seal shall be affixed in the presence of whoever has been so appointed by the Board of Directors, and he shall sign any document upon which the seal has been affixed.

    (b) The Company shall have a least one rubber stamp.

    (c) The Board of Directors may designate any person or persons (even if they are not members of the Board of Directors) to act and to sign in the name of the Company, and to apply the Company seal or stamp, and the acts and signature of such person or persons shall bind the Company, insofar as such person or persons have acted and signed within the limits of their authority.

    (d) The Company may exercise the authorities granted to a company in Section 102 of the Ordinance with respect to the keeping of a seal for use outside of Israel, and such authorities shall be granted to the Directors.

    (e) The printing of the name of the Company by a typewriter or by hand next to the signatures of the authorized signatories of the Company, pursuant to sub-article (c) above shall be valid as if the rubber stamp of the Company was affixed.

    LOCAL MANAGEMENT
    ----------------

96. (a) The Directors may organize from time to time arrangements for the management of the Company's business in any particular place, whether in Israel or abroad, as they shall see fit, and the provisions of the next section shall not derogate from the general powers granted to the Board of Directors pursuant to this Article.

    (b) The Directors may from time to time convene any local management or agency to conduct the business of the Company in any particular place, whether in Israel or abroad, and may appoint any person to be a member of such local management, or to be a director or agent, and may decide his manner of compensation. The Directors may from time to time grant a person so appointed any power, authority, or discretion that the Directors have at that time, and may authorize any person acting at that time as a member of a local management to continue in his position notwithstanding that some position has been vacated there, and any such appointment or authorization may be made upon such conditions as the Directors deem fit. The Directors may from time to time relieve any person so appointed or revoke or change any such authorisation.

    BRANCH REGISTERS
    ----------------

97. The Company may, subject to the provision of Sections 71 to 81 inclusive of the Ordinance and any order given or to be given pursuant to those Sections or any one of them, keep in every other country where those provisions shall apply, a register or registers of members living in that other country, and exercise any other powers referred to in the laws with respect to such branch registers.

THE PRESIDENT, CHIEF EXECUTIVE OFFICER, SECRETARY,
OTHER OFFICERS AND ATTORNEYS
----------------------------

98. (a) The Board of Directors may from time to time appoint one or more of its members and/or other persons to be president and/or president and chief executive office or chief executive officer of the Company (unless the Directors have exercised their power under Article 82 to appoint a general manager) or to be senior vice president, executive vice president and vice president, either for a fixed term or without any limitation as to the period for which he is to hold office, and may from time to time (subject to the provisions of any contract between him and the Company) remove or dismiss him from office and appoint another or others in his place.

    (b) The remuneration of a president and chief executive officer shall from time to time (subject to any contract between him and the Company) be fixed by the Board of Directors.

    (c) Unless the Directors have exercised their power under Article 82 to appoint a general manager, the Directors may from time to time entrust to and confer upon a president and chief executive officer such of the powers exercisable by the Directors as they may think fit, and may confer such powers for such time, and to be exercised for such objects and purposes, and upon such terms and conditions, and with such restrictions, as they think expedient; and they may confer such powers either collaterally with, or to the exclusion of, and in substitution for, all or any of the powers of the Directors; and they may from time to time revoke, withdraw, alter, or vary all or any of the powers that have been delegated under this Article.

    (d) The Directors may from time to time appoint a secretary to the Company, a treasurer and/or comptroller or chief financial officer as well as other officers, personnel, agents and servants, for fixed, provisional or special duties, as the Directors may from time to time deem fit, and may from time to time, in their discretion, suspend and/or dismiss any one or more of such persons.

    (e) The Directors may determine the powers and duties, as well as the salaries and emoluments, of such persons, and may demand security in such cases and in such amounts as it deems fit.

    (f) The Directors may from time to time directly or indirectly authorize any company, firm, person or group of people to be the attorneys in fact of the Company for purposes and with powers and discretion which shall not exceed those conferred upon the Directors or which the Directors can exercise pursuant to these Articles, and for such a period of time and upon such conditions as the Directors may deem proper. Every such authorization may contain such directives as the Directors deem proper for the protection and benefit of the persons dealing with such attorneys. The Directors may also grant such an attorney the right to transfer to others, in part or in whole, the powers, authorities and discretions granted to him, and may terminate and revoke the appointments or revoke all or any part of the powers granted to them.

    DIVIDEND
    --------

99. The Company, at a general meeting and upon the recommendation of the Directors may declare a dividend to be paid to the Members, according to their rights and benefits in the profits, and to decide the time of payment. A dividend may not be declared in excess of that recommended by the Directors, although the Company may declare at a general meeting a smaller dividend.

100.The Directors may from time to time pay to the Members on account of a forthcoming dividend such interim dividend as shall be deemed just with regard to the situation of the Company.

1O1.A notice of the declaration of a dividend, whether an interim dividend or otherwise, shall be given to the Members registered in the Register, in the manner provided for in these Articles.

102.(a) Subject to the provisions of these Articles and subject to any rights or conditions attached at that time to any share in the capital of the Company granting preferential, special or deferred rights or not granting any rights with respect to dividends, the profits of the Company which shall be declared as dividends shall be distributed according to the proportion of the nominal value paid up on account of the shares held at the date so appointed by the Company, without regard to the premium paid in excess of the nominal value, if any. No amount paid or credited as paid on a share in advance of calls shall be treated for purposes of this Article as paid on a share.

    (b) The Directors may issue any share upon the condition that a dividend shall be paid at a certain date or that a portion of the declared dividend for a certain period shall be paid, or that the period for which a dividend shall be paid shall commence at a certain date, or any similar condition. In every such case - subject to the provision mentioned in sub-article (a) above - the dividend shall be paid in respect of such a share in accordance with such a condition.

103.At the time of declaration of a dividend the Company may decide that such a dividend shall be paid in whole or in part by way of distribution of certain properties, including by means of distribution of fully paid up shares or debentures or debenture stock of the Company, or by means of distribution of fully paid up shares or debentures or debenture stock of any other company, or in one or more of the aforesaid ways.

104.The Directors may put a lien on any dividend on which the Company has a charge, and may use it to pay any debts, obligations or commitments to which the charge applies.

105.The persons registered in the Register as Members on the record date for declaration of the dividend shall be entitled to receive the dividend. A transfer of shares shall not transfer the right to a dividend which has been declared after the transfer but before the registration of the transfer.

106.A dividend may be paid, inter alia, by check or payment order to be mailed to the registered address of a Member or person entitled thereto in the register, or in the case of joint owners to the address of one of the joint owners as registered in the Register. Every such check shall be made out to the person to whom it is sent. The receipt of the person who on the date of declaration of the dividend is registered as the holder of any share or, in the case of joint holders, of one of the joint holders, shall serve as a release with respect to payments made in connection with that share.

107.(a) If at any time the share capital is divided into different classes of shares, the distribution by way of dividend of fully paid up shares, or from funds pursuant to Article 111 below, shall be made in one of the two following manners as to be decided upon by the Directors:

        (i) In such a manner so that all holders of a share entitled to fully paid up shares shall receive one uniform class of shares, or

        (ii) In such manner so that each holder of shares entitled to fully paid up shares shall receive shares of the class of shares held by him and entitling him to fully paid up shares.

    (b) If the Company has redeemed redeemable preference shares, then all funds reserved for redemption of capital resulting from the redemption of such shares may be used, in whole or in part, according to a resolution of the Company, to pay in full or in part any new share issues or any shares not yet issued, that shall be issued to such Members of the Company or other persons, as shall be decided upon by the Board of Directors, up to the sum equal to the nominal value of the shares to be issued.

    (c) In order to give effect to any resolution in connection with distribution of dividends, or distribution of property, fully paid-up shares or debentures, the Board of Directors may resolve any difficulty that shall arise with respect to such distribution in such way as it shall deem proper, including the issuance of certificates for fractional shares, and the determination of the value of certain property for purposes of distribution. The Board may further decide that payment in cash shall be made to a Member on the basis of the value decided for that purpose, or that fractions the value of which is less than one Israeli shekel shall not be taken into account for the purpose of adjusting the rights of all the parties. The Board of Directors shall be permitted in this regard to grant cash or property to trustees in escrow for the benefit of persons entitled thereto, as the Directors shall see fit. Wherever required, an agreement shall be submitted to the Registrar of Companies and the Directors may appoint a person to execute such an agreement in the name of the persons entitled to any dividend, property, fully paid-up shares or debentures as aforesaid, and such an appointment shall be valid.

    (d) The Company shall not be obligated to pay interest on any dividend.

    (e) The Board of Directors may, with respect to all dividends not demanded within one year after their declaration, invest or use them in another way for the benefit of the Company, until they shall be demanded. The Company shall not pay interest for dividends or interest not paid in such circumstances.

    FUNDS
    -----

108.The Directors may set aside from the profits of the Company the sums they deem proper, as a reserve fund or reserve funds for extraordinary uses, or for special dividends or other funds or for the purpose of preparing, improving or maintaining any property of the Company and for such other purposes as shall in the discretion of the Board of Directors be beneficial to the Company. The Directors may invest the various sums so set aside in such investments as they deem proper, and from time to time deal in, change, or transfer such investments, in part or in whole, for the benefit of the Company. The Board of Directors may also divide any reserve liability fund to special funds as it shall deem proper, transfer moneys from fund to fund and use every fund or any part thereof in the business of the Company, without being required to keep such sums separate from the rest of the Company's property. The Directors may, from time to time, also transfer to the next year profits out of such sums which are, in their discretion, beneficial to the Company. General1y the Directors may create funds as they deem necessary, either those resulting from profits of the Company or from re-evaluation of property, or from premiums paid for shares or from any other source, and use them in their discretion as they deem fit so long as the creation, changes or uses of such funds do not exceed any provision of the law or accepted accounting principles and practices.

109.All premiums received from the issue of shares shall be capital funds and they shall be treated for every purpose as capital and not as profits distributable as dividends. The Board of Directors may organize a reserve capital liability account and transfer from time to time all such premiums to the reserve capital liability account or use such premiums and moneys to cover depreciation or doubtful loss. All losses from sale of investments or other property of the Company shall be debited to the reserve account, unless the Directors decide to cover such losses from other funds of the Company. The Board of Directors may use any moneys credited to the capital reserve liability account in any manner that these Articles or the law permits.

110.Any amounts transferred and credited to the account of income and expense fund or general reserve liability account or capital liability reserve account, may, until otherwise used in accordance with these Articles, be invested together with such other monies of the Company in the day to day business of the Company without having to differentiate between these investments and the investment of other monies of the Company.

    CAPITALIZATION OF RESERVE FUNDS
    -------------------------------

1ll.The Company may from time to time resolve at a general meeting that any sum, investment or property not required as a source for payment of fixed preferential dividends and (a) standing credited at that time to any fund or to any reserve liability account of the Company, including also premiums received from issuance of shares, debentures, or debenture stock of the Company; or (b) being net profits not distributed and remaining in the Company, shall be capitalized, and that such investment sum or property be released for distribution and be distributed as capital among the Shareholders of the Company according to the proportion to which they would be entitled if such amount were distributed as dividends on shares, in the manner so directed by such resolution. The Board of Directors shall use such investment sum or property, according to such a resolution, for full payment of such shares of the Company's capital not issued to the Shareholders and to issue such shares and to distribute them as fully paid up shares among those Shareholders according to the pro rata rate for payment of the value of the shares and their rights in the amount capitalized. The Directors may also use such investment sum or property or any part thereof for the aforesaid Shareholders for full payment of those shares not issued, in proportion to such shares of the Company's capital issued and held by such Shareholders, or use such investment sum or property in any other manner permitted by such a resolution. If any difficulty shall arise with respect to such a distribution the Directors may organize the distribution as they deem desirable. They shall particularly be permitted to issue fractional certificates, to determine the value of the property or investment for the purpose of distribution of all fully paid up shares, to pay money to any such Shareholder according to the value determined in this manner in order to coordinate and adjust the Shareholders' rights. The Directors shall also be permitted to decide that parts the value of which is less than one New Israeli Shekel shall not be taken into account in order to adjust the rights of all parties, to give all such shares, cash or property to trustees to hold in escrow for such persons entitled to part of the allocation and the distribution in accordance with and against such securities as the Directors deem desirable. Where required, an agreement pursuant to Section 130 of the Ordinance for the allocation and distribution of the shares distributed in the manner aforementioned shall be submitted to the Registrar of Companies for registration. The Board of Directors may appoint a person to sign such an agreement in the name of the persons entitled to part of the allocation and distribution and such an appointment shall be valid.

    ACCOUNTS AND AUDIT
    ------------------

112.The Directors shall cause correct accounts to be kept:

    (a) of the assets and liabilities of the Company;

    (b) of monies received or expended by the Company and the matters for which such monies are expended or received;

    (c) of all purchases and sales made by the Company.

    The account books shall be kept in the office or at such other place as the Directors deem fit and they shall be open for inspection by the Directors.

113.The Directors shall determine from time to time, in any specific case or type of case, or generally, whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company, or any of them, shall be open for inspection by the Members. No Member other than a director shall have any right to inspect any account book or document of the Company except as conferred by law or authorized by the Board of Directors or by the Company in a general meeting.

114.Not less than once a year, the Directors shall submit before the Company at a general meeting a balance sheet and profit and loss statement for the period after the previous statement, and if it is the first statement for the period since registration of the Company, the statement shall be prepared as of a date not more than nine months before the date of the meeting and in accordance with the relevant provisions of the Ordinance. A report of the auditor shall be attached to the statements, and it shall be accompanied by a report from the Directors with respect to the situation of the Company business, the amount (if any) they propose as a dividend and the amount (if any) that they propose be set aside for the fund accounts.

115.Auditors shall be appointed and their function shall be set out in accordance with the Law.

    NOTICES
    -------
116.A notice or any other document may be served by the Company upon any Member either personally or by sending it by post, facsimile or telex addressed to such member at his registered address as appearing in the register of Members. If the address of a Member is outside of Israel, then any notice sent by post shall be sent by airmail.

117.All notices with respect to any share to which persons are jointly entitled, may be given to one of the joint holders, and any notice so given shall be sufficient notice to all the holders of such share.

118.Any Member registered in the Register who shall from time to time furnish the Company with an address at which notices may be served, shall be entitled to receive all notices he is entitled to receive according to these Articles at that address. However, except for the aforesaid, no Member whose address is not registered in the register shall be entitled to receive any notice from the Company.

119.A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a Member by sending it through the post in a prepaid airmail letter or telex or facsimile addressed to them by name, at the address, if any, furnished for the purpose by the persons claiming to be so entitled or, until such an address has been so furnished, by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

120.Any notice or other document, (i) if delivered personally, shall be deemed to have been served upon delivery, (ii) if sent by post, shall be deemed to have been served 14 days after the time when the letter was delivered to the post, if sent by airmail, and seven days after the letter was delivered to the post, if sent by domestic post, and (iii) if sent by telex or facsimile, shall be deemed to have been served at such time as the telex or facsimile was sent. In proving such service it shall be sufficient to prove that the letter or telex or facsimile containing the notice was properly addressed and delivered at the post office or sent by telex or facsimile, as the case may be. Any list kept in the ordinary manner in any mail list of the Company or any copy of any telex in the Company's possession shall be prima facie proof of the delivery.

    REORGANIZATION OF THE COMPANY
    ------------------------------

121.In case of a sale of substantially all of the Company's assets the Directors may, or in case of liquidation the liquidators may, if authorized by a special resolution of the Company, receive shares paid in full or part, debentures, or other securities of any other company, whether already existing or about to be established for the purpose of acquiring the property of the Company, or a part thereof. The Directors (if the profits of the Company so permit) or the liquidators (at the time of liquidation) may distribute among the Members the shares or aforesaid securities or any other property of the Company without realizing them, or may deposit them with trustees for the Members. The Company may by special resolution resolve as to the distribution or the setting aside of cash, shares, or other securities and the rights or property of the Company in a manner not entirely identical with the legal rights of the Members of the Company, or its participants. Such a resolution may value the securities or property aforesaid at such price and in such manner as the meeting shall decide. All Shareholders shall be required to accept any valuation or distribution decided as aforesaid and to waive all their rights in this regard, except when the Company is at a liquidation stage or in the process of liquidation, with respect to such legal rights (if any) which according to the provisions of the law cannot be altered or renounced.

    INDEMNITY AND INSURANCE
    -----------------------

122.(a) For purposes of these Articles, the term "Office Holder" means an office holder as defined in Section 96(24) of the Companies Ordinance.

    (b) Subject to the provisions of the Companies Ordinance, the Company may enter into a contract to insure all or part of the liability of an Office Holder by reason of one of the following:

        (i)   a breach of duty of care to the Company or to any other person;

        (ii) a breach of his fiduciary duty to the Company, provided that the Office Holder acted in good faith and had reasonable cause to assume that the act or omission would not prejudice the interests of the Company;

        (iii) a monetary obligation imposed upon him in favor of another person by reason of an act or omission of such person in his capacity as an Office Holder.

    (c) Subject go the provisions of the Companies Ordinance, the Company may indemnify an Office Holder against:

        (i) a monetary obligation imposed on him in favor of another person pursuant to a court judgment, including a compromise judgment, and an arbitration decision approved by a court, by reason of an act of omission done by him in his capacity as an Office Holder; and

        (ii) reasonable litigation expenses, including attorney's fees, actually incurred by such Office Holder or imposed on him by a court, in an action, suit or proceeding brought against him by or on behalf of the Company or by others, or in connection with a criminal action from which he was acquitted, in each case by reason of an act or omission of such person in his capacity as an Office Holder.

    (d) The Company may (i) procure insurance for, or indemnify any Office Holder to the extent permitted and not prohibited by any provisions of applicable law: provided that, the procurement of any such insurance or provision of any such indemnification, as the case may be, is approved by the Audit Committee (as defined in section 96(15) of the Companies Ordinance) of the Company; or (ii) procure insurance for or indemnify any person who is not an Office Holder, including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder, and the provisions of Article 122(a), 122(b) and 122(c) above are not intended to and shall not be construed to, restrict the

        Company from procuring insurance or indemnifying as set forth in clauses (i) and (ii) of this Article 122(d).

        WINDING UP
        ----------
123.(a) In the event of a winding up of the Company, the Company's property distributable among the Members shall be distributed in proportion to the sum paid on account of the nominal value of the shares held by them, of any class, without taking into account premiums paid in excess of the nominal value. The provisions of Article 121, with regard to the possibility of a distribution not identical to the legal rights, shall apply to this distribution as well.

    (b) If the Company is voluntarily wound up, the liquidators may, with the confirmation of an extraordinary resolution, divide the property as is among the Members, or deposit any part of the Company's property with trustees in escrow for the benefit of Members, as they deem proper. A resolution confirming such a distribution may also confirm a distribution in a manner other than in accordance with the legal rights of the Members, and may grant special rights to any class of Members. However in the event of the adoption of a resolution authorizing a distribution not in accordance with the legal rights of the Members, a Member adversely affected thereby shall have the same right to object and any rights attached thereto as if such a resolution was a special resolution passed pursuant to Section 334 of the Ordinance.

124.If, at the time of liquidation, the Company's property available for distribution among the Members shall not suffice to return all the paid up capital and subject to, and without derogating from, any rights or surplus rights or existing restrictions at that time of any special class of shares forming part of the capital of the Company, such property shall be divided so that the losses shall as much as possible be borne by the Members in proportion to the paid up capital or that which shall have been paid at the commencement of the liquidation on the shares held by each of them. If at the time of liquidation, the Company's property designated for distribution among the Members is in excess of the amount necessary for the return of all capital paid up at the beginning of the liquidation, it shall belong and be delivered to the Members pro rata to the amount paid on the nominal value of each share held by each of them at the commencement of the liquidation.

                              SCANVEC AMIABLE LTD.



PROXY - GENERAL MEETING OF SHAREHOLDERS - AUGUST 5, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Mark Blundell as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side hereof, all the ordinary shares of Scanvec Amiable Ltd. (the "Company") held of record by the undersigned on July 8, 2004 at the General Meeting of Shareholders to be held on August 5, 2004 or at any adjournment or postponement thereof. All matters to be acted upon are proposed by the Company.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED:
FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER PROPOSAL 1; FOR THE NOMINEE LISTED FOR ELECTION OF DIRECTOR UNDER PROPOSAL 2; FOR THE REPLACEMENT OF THE ARTICLES OF ASSOCIATION UNDER PROPOSAL 3; FOR THE APPROVAL OF THE COMPANY'S CHAIRMAN'S COMPENSATION UNDER PROPOSAL 4;FOR THE APPROVAL OF THE NON-SALARIED DIRECTORS' COMPENSATION UNDER PROPOSAL 5; FOR THE APPROVAL OF A CASH BONUS PAYMENT TO THE COMPANY'S CHAIRMAN UNDER PROPOSAL 6; FOR THE APPROVAL OF A CASH BONUS PAYMENT TO THE COMPANY'S CHIEF EXECUTIVE OFFICER UNDER PROPOSAL 7; FOR
THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS UNDER PROPOSAL 8 AND IN ACCORDANCE WITH THE PROXIES' JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" PROPOSALS 3, 4, 5, 6, 7 AND 8.

    |X|    PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE



PROPOSAL 1:                                    FOR all nominees             WITHHOLD AUTHORITY             NOMINEES:
                                               listed at right           to vote for all nominees        Mark Blundell
   ELECTION OF NON-INDEPENDENT DIRECTORS                                     listed at right             Dr. Ramon Harel
                                                                                                         James Ward
                                                                                                         Lloyd Quartin
                                                      |_|                          |_|                   Robert Yingling

                                               WITHOLD AUTHORITY for the following only: (Write the names of the nominee(s) in the space below):




PROPOSAL 2:                                     FOR the nominee             WITHHOLD AUTHORITY            NOMINEE:
                                                listed at right          to vote for the nominee        Charna Fuchs
   ELECTION OF INDEPENDENT DIRECTOR                                          listed at right

                                                      |_|                          |_|


PROPOSAL 3:                                           FOR                        AGAINST                  ABSTAIN
   REPLACEMENT OF ARTICLES OF ASSOCIATION
                                                      |_|                          |_|                      |_|

PROPOSAL 4:                                           FOR                        AGAINST                  ABSTAIN

   APPROVAL OF THE COMPANY'S
   CHAIRMAN'S COMPENSATION                            |_|                          |_|                      |_|

PROPOSAL 5:                                           FOR                        AGAINST                  ABSTAIN

   APPROVAL OF THE NON-SALARIED
   DIRECTORS' COMPENSATION                            |_|                          |_|                      |_|

PROPOSAL 6:                                           FOR                        AGAINST                  ABSTAIN

   APPROVAL OF A CASH BONUS PAYMENT
   TO THE COMPANY'S CHAIRMAN                          |_|                          |_|                      |_|

PROPOSAL 7:                                           FOR                        AGAINST                  ABSTAIN

  APPROVAL OF A CASH BONUS PAYMENT
  TO THE COMPANY'S CHIEF EXECUTIVE
  OFFICER WHO ALSO SERVES AS A DIRECTOR               |_|                          |_|                      |_|


PROPOSAL 8:                                           FOR                        AGAINST                  ABSTAIN

   APPROVAL OF THE BOARD OF DIRECTORS'                |_|                          |_|                      |_|
   APPOINTMENT OF GRANT THORNTON LLP AS THE
   COMPANY'S INDEPENDENT AUDITORS FOR THE
   FISCAL YEAR ENDING DECEMBER 31, 2004.


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED, TO THE EXTENT PERMITTED BY THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION; TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE _________________ DATE__________________

SIGNATURE _________________ DATE__________________

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES AND "FOR" PROPOSALS 3, 4, 5, 6, 7, AND 8.